UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811 - 08623

Trust name: Sage Life Investment Trust

Address:       300 Atlantic Street, Suite 302
               Stamford, CT 06901

Name and address of agent for service: James F. Bronsdon, Sage Life Investment Trust, 300 Atlantic Street, Suite 302, Stamford, CT, 06901

Registrant's telephone number, including area code: 203-602-6530

Date of fiscal year end: 12/31/02

Date of reporting period: 01/01/02 - 12/31/02

Item 1 - Is shareholder report attached? - Y

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not.--N/A

Item 4 -

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
       (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Items 5-8--Reserved

Item 9(a) - Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph. N/A.

Item 9(b) - There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits 10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for CEO/CFO). Attached hereto.

                                                                  [LOGO OF SAGE]




                             [GRAPHIC APPEARS HERE]




                           Sage Life Investment Trust


                               2002 ANNUAL REPORT


                               DECEMBER 31, 2002

[LOGO OF SAGE]





Dear Contract Owner:

Enclosed is our Annual Report for the Sage Life Investment Trust (the "Trust") for the year ended December 31, 2002.

The Report provides you with important details regarding the Trust portfolios, including a market review, financial highlights, an investment overview, a listing of portfolio holdings and our outlook for each fund.

The Trust is comprised of the following four funds:
  Sage S&P 500(R) Equity Index Fund
  Sage NASDAQ-100 Index(R) Fund
  Sage All-Cap Growth Fund
  Sage Money Market Fund

As you know from the communication you received in January, we are proposing to substitute your shares in the "Trust" with shares of other funds ("Substituting Funds"). The proposed substitutions are as follows:

          The Trust                                Substituting Funds
Sage S&P 500(R) Equity Index Fund       AIM V.I. Premier Equity Fund (Series II)
Sage Money Market Fund                  AIM V.I. Money Market Fund (Series I)
Sage Nasdaq-100 Index(R) Fund           Oppenheimer Capital Appreciation Fund/VA
Sage All-Cap Growth Fund                Oppenheimer Capital Appreciation Fund/VA

You will receive additional communications regarding your rights under the proposed substitution in the near future. If you have any questions regarding your shares in the Trust, please contact your financial advisor or call Sage Customer Service at 877-835-7243.

Thank you for choosing to invest with us.

Yours sincerely,

/s/ Robin I. Marsden

Robin I. Marsden
President and Chief Executive Officer

                               TABLE OF CONTENTS

                           Sage Life Investment Trust

                                                                            Page
                                                                            ----
Portfolio Manager Reports .................................................   3
Schedules of Investments ..................................................  11
Statements of Assets and Liabilities ......................................  20
Statements of Operations ..................................................  21
Statements of Changes in Net Assets .......................................  22
Financial Highlights ......................................................  24
Notes to Financial Statements .............................................  26
Report of Independent Auditors ............................................  32
Fund Management (Unaudited) ...............................................  33
Tax Information (Unaudited) ...............................................  34


The information contained in this report is intended for general information purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by current Trust and Separate Account prospectuses which contain important information concerning the Trust, Sage Life Assurance of America, Inc. (the "Company"), and the Company's current public offering of variable contracts. Investment return and principal value will vary, and shares may be worth more or less at redemption than at original price.

                           Sage Life Investment Trust
                            S&P 500 Equity Index Fund
                    Subadvised by SSgA Funds Management, Inc.

The Sage S&P 500 Equity Index Fund (the "Fund") seeks to replicate as closely as possible the performance of the Standard & Poor's 500 Composite Stock Price Index (the "Index") before the deduction of Fund expenses. To accomplish this, the Fund utilizes a "passive" or indexing approach and attempts to approximate the investment performance of its benchmark index, before expenses, by investing in a portfolio of stocks to replicate the index.

The fourth quarter of 2002 brought investors some relief, with the S&P 500 Composite Index gaining 8.44%. This was not enough, however, to offset the significant losses posted earlier in the year. For 2002, the Index lost 22.10%, its worst year since 1974 and the third consecutive year of losses, an event not seen for over 60 years since 1939 - 1941 amid World War II. Concerns about the economy, corporate governance, terrorism and war with Iraq weighed heavily on the markets in 2002. Looking forward, while some concerns have been dealt with, unknowns related to terrorism and war with Iraq persist and remain hurdles that the market will need to overcome.

Large cap stocks outperformed mid and small caps in the fourth quarter but underperformed slightly for the year. As a result, in the fourth quarter the S&P 500 Composite Index marginally outperformed the broad market Russell 3000 that gained 8.02%. For the year, the S&P 500 Composite Index underperformed the Russell 3000 Index by 0.56%. Small caps, as measured by the Russell 2000, returned 6.16% and -20.48% in the fourth quarter and the year 2002, respectively.

Value outperformed growth for the quarter, and the year, by nearly 3% as measured by the S&P 500/BARRA Value and Growth indices. The S&P 500/BARRA Value Index gained 9.90% in Q4 while the S&P 500/BARRA Growth Index gained 7.11%. For the year value lost 20.85% and growth lost 23.59%. Growth's significantly greater exposure to technology accounted for most of the underperformance.

All sectors posted gains in the fourth quarter. Telecommunication services and information technology had the strongest rallies off the October 9 lows, after having been beat up the most, together accounting for nearly half the Index's quarterly gain. Financials also fared well as mortgage refinancings continued at a record pace.

For the year, all ten economic sectors posted losses, with all but two in negative double-digit territory. Telecommunications and technology, the best performers in Q4, lost over 34% and 37%, respectively, in 2002. Information technology alone knocked 6% off the Index for the year. The best performing sectors were materials and consumer staples, combined taking less than 1% off the Index.

For the quarter, the best performing companies (measured by their contribution to the Index's return), came from the better performing tech and telecommunications sectors, as mentioned above, and included Microsoft, IBM and Verizon. For the year, however, Microsoft and IBM were the sixth and seventh worst contributors behind GE, Intel and AOL that led the pack. The worst contributors for the quarter were Tenet Healthcare, Coca-Cola and TXU. The companies that had the greatest positive contribution to the S&P 500 for the year were Bank of America, Boston Scientific and Procter & Gamble.

There were three index changes during the fourth quarter, bringing the year-to-date total to 25, down over 50% from two years ago. In 2001, there were 30 index changes and a whopping 58 in 2000. Index turnover was just under 4% for the year 2002, compared to 4.5% last year and nearly 9% in 2000.

The Sage S&P 500 Fund gained 8.27% during the fourth quarter of 2002 and fell -23.46% for the year-to-date. The S&P 500 Composite Index gained 8.44% for the quarter and fell -22.10% for the year. Index tracking error in the fund can be mostly attributed to cash flows and fees.

                    See Notes to Financial Statements

                           Sage Life Investment Trust
                Illustration of an Assumed Investment of $10,000

The graph below compares the growth in value of a $10,000 investment in the Sage S&P 500 Equity Index Fund with the performance of the S&P 500(R) Composite Stock Price Index. The graph assumes that distributions are reinvested.


                           S&P 500 Equity Index Fund
                            Total Return Performance


                              [GRAPH APPEARS HERE]


     Sage S&P Equity Index Fund S&P 500(R) Composite Stock Price Index
Feb-19-99     10,000.00                        10,000.00
     Mar-99   10,350.00                        10,380.73
     Jun-99   11,070.00                        11,077.48
     Sep-99   10,340.00                        10,351.20
     Dec-99   11,872.00                        11,856.54
     Mar-00   12,195.00                        12,093.22
     Jun-00   11,801.00                        11,738.31
     Sep-00   11,690.00                        11,592.33
     Dec-00   10,826.00                        10,890.82
     Mar-01    9,532.00                         9,363.62
     Jun-01   10,068.00                        10,165.00
     Sep-01    8,601.00                         8,400.00
     Dec-01    9,502.00                         9,603.00
     Mar-02    9,411.00                         9,259.19
     Jun-02    8,146.00                         8,380.00
     Sep-02    6,721.00                         6,932.00
     Dec-02    7,276.00                         7,481.66

Average Annual Total Return for the Periods ended December 31, 2002

                                      Year Ended December 31, 2002   Since inception *
S&P 500 Equity Index Fund                     -23.46%                     -7.90%
S&P 500(R)Composite Stock Price Index         -22.10%                     -7.23%

 *  Inception date February 19, 1999

Past performance is not indicative of future results.
Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns presented assume the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods had certain fees and expenses not been waived by the Fund.

"Standard & Poor's(R)," "S&P(R)," "Standard and Poor's 500," and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by Sage. S&P does not sponsor, endorse, sell or promote the Fund and S&P makes no representation regarding the advisability of investing in the Fund.

                           Sage Life Investment Trust
                                Money Market Fund
                     Subadvised by Conning Asset Management

The economy continued to improve in December, but at a modest pace. The manufacturing slump has apparently ended. Manufacturing production rose slightly in November and the Institute of Supply Management's (ISM) manufacturing survey indicated the sector-gained strength in December. Consumer confidence held "steady" in December, with the Conference Board index declining and the Michigan index rising. Durable goods orders were disappointing in November, but if the ISM index proves prescient, will be up sharply in December. Non-retail sales were close to expectations in December, but not robust, while auto sales rose. The housing sector remained strong, with new and existing home sales both up strongly in November, compared to a year earlier. We believe the economy will improve gradually during 2003, from growth near 3% in the first half of the year, to 4% in the second half. Real GDP growth - 2003Q4 over 2002Q4 - will be a robust 3.7%. With the manufacturing sector growing again, the risk of a double-dip recession has fallen to 15% from 20% two months ago.

Manufacturing is showing signs of renewed growth. After falling 0.5% in October, manufacturing production rose 0.1% in November and likely expanded further in December. The ISM index jumped from 49.2% to 54.7% in December following three monthly readings below 50%. Every component of the index increased, but the new orders index rose especially sharply, from 49.9% to 63.3%, as "mean and lean" businesses rebuilt inventories. For sector growth to be sustained, retail sales and business investment must remain strong.

Inflation will continue to moderate during 2003. Oil prices will most likely be closer to $25 per barrel by the end of 2003, from close to $30 per barrel recently. Wage gains have been moderating - average hourly earnings in the private sector have fallen from close to 4% a year ago to just less than 3% recently. Modest wage gains, coupled with rapid productivity growth, will lower inflation in 2003. The all items consumer price index is expected to rise only 1.8% this year (2003Q4 over 2002Q4), compared to 2.3% last year. Core inflation, which excludes food and energy prices, will be 1.9% this year - down from 2.1% last year.

Tax cuts are getting the most attention currently and, with low consumer confidence and an uncertain recovery, are increasingly likely. Earlier tax cuts were well timed to moderate the recession and boost a nascent recovery. Reducing taxes in 2003 is not necessary to sustain the recovery, but will give consumer spending a boost. The baseline forecast assumes that the Administration is able to provide some tax relief, most likely a moving forward into 2003 from 2004 of all but the highest marginal tax rate cuts. This will boost consumer spending and growth. The Fed will react, raising interest rates further and faster than if no fiscal stimulus package were adopted. Yields on the 10-year Treasury note will also rise rapidly as the federal funds rate climbs, the federal government deficit worsens, and inflationary expectations rise.

The Fed is likely to raise interest rates this year once the recovery is on firmer ground. Sustained growth above 3% is a signal for the Fed to raise rates. In our current forecast, this implies a rate hike at the June FOMC meeting. Though inflation will most likely be moderating during the year, the Fed will need to raise interest rates well before inflation accelerates, particularly if the federal government passes a powerful fiscal stimulus package. The current economic outlook implies the yield on the 10-year Treasury note will be between 4.0% and 4.5% for a few more months. As the economy gains momentum, this range will rise to 4.3% - 4.8% by the middle of the year and to 4.8% - 5.3%, by the end of the year. If fiscal stimulus and the Fed reaction is more aggressive than currently anticipated, yields on the 10-year note could rise above 5.5% by year-end.

         -------------------------------------------------------------------
                            Yields on Benchmark Treasuries
         -------------------------------------------------------------------
          Maturity  3/28/02  6/28/02  9/30/02  10/31/02  12/02/02  01/06/03
           1-Year   2.70%    2.06%    1.53%    1.46%     1.56%     1.44%
           5-Year   4.84     4.06     2.63     2.81      3.28      3.10
          10-Year   5.40     4.83     3.63     3.93      4.22      4.09
         -------------------------------------------------------------------
          30-Year   5.80     5.52     4.80     5.13      5.20      5.11
         -------------------------------------------------------------------

                        See Notes to Financial Statements

A review of the Fed action during the last business cycle confirms this outlook. Beginning in early 1994, the federal funds rate was 3%, but aggressive Fed action pushed it to 5.5% by year-end. The yield on the 10-year Treasury note rose along with the funds rate, rising from 5.75% to 7.8% by year-end. Real GDP rose 4.1% that year (Q4 over Q4), while core inflation fell from 3.1% to 2.6% (Dec. over Dec.) The yield on the Moody's seasoned Baa bond index rose only 1.45%, with its spread narrowing by 0.60% to the 10-year note. In this cycle, the spread is so much wider (over 3.00%, compared to less than 2.00% in 1994) that the yields are likely to stay fairly steady even in the face of a rapid rise in the yield on the 10-year Treasury note.

Net assets for the Sage Money Market Fund ending December 31, 2002 totaled $19.1 million, $2.2 million higher than the net assets reported on September 30, 2002 of $16.9 million. The composition of the fund continues to remain well diversified with the majority of the fund concentrated in commercial paper and discount notes. At December 31, 2002 the weighted average maturity of the portfolio decreased to 19 days from the September 30, 2002 average of 22 days. This decrease in average maturity was a result of more issuers not issuing commercial paper too far out of the curve. The fund out-performed the IBC money market index for the first two months of the quarter (0.11% and 0.10% respectively) and under-performed in December by less than 0.01%.

                             30 Day Relative Yield
                         December 2000 - December 2002


                              [GRAPH APPEARS HERE]


       30 Day Yield Comparison
    Month        Sage        IBC
    -----        ----        ---
    Mar-99       4.28        4.23           Sage = Sage MM Fund
    Apr-99       4.28        4.21           IBC = IBC First Tier Retail Index
    May-99       4.25        4.19
    Jun-99       4.28        4.23           *February 19, 1999 inception date
    Jul-99       4.45        4.36            for Sage Money Market Fund
    Aug-99       4.59        4.47
    Sep-99       4.76        4.62
    Oct-99       4.86        4.73
    Nov-99       4.93        4.88
    Dec-99       5.34        5.08
    Jan-00       5.41        5.12
    Feb-00       5.25        5.16
    Mar-00       5.34        5.24
    Apr-00       5.48        5.37
    May-00       5.66        5.54
    Jun-00       5.98        5.81
    Jul-00       6.09        5.90
    Aug-00       5.99        5.92
    Sep-00       6.00        5.90
    Oct-00       5.97        5.90
    Nov-00       5.99        5.90
    Dec-00       6.02        5.90
    Jan-01       5.73        5.67
    Feb-01       5.05        5.13
    Mar-01       4.60        4.80
    Apr-01       4.35        4.38
    May-01       3.67        3.91
    Jun-01       3.33        3.54
    Jul-01       3.27        3.26
    Aug-01       3.12        3.05
    Sep-01       2.82        2.77
    Oct-01       1.94        2.24
    Nov-01       1.53        1.82
    Dec-01       1.27        1.54
    Jan-02       1.16        1.35
    Feb-02       1.18        1.24
    Mar-02       1.20        1.20
    Apr-02       1.21        1.20
    May-02       1.18        1.17
    Jun-02       1.18        1.15
    Jul-02       1.17        1.11
    Aug-02       1.12        1.08
    Sep-02       1.13        1.06
    Oct-02       1.14        1.03
    Nov-02       0.99        0.89
    Dec-02       0.75        0.76

                           Sage Life Investment Trust
                              Nasdaq-100 Index Fund
                    Subadvised by SSgA Funds Management, Inc.


The Sage Nasdaq-100 Index Fund (the "Fund") seeks to provide investment returns that correspond to the performance of the Nasdaq 100 Index (the "Index") before the deduction of Fund expenses. To accomplish this, the Fund utilizes a "passive" or indexing approach and attempts to approximate the investment performance of its benchmark index, before expenses, by investing in a portfolio of stocks to replicate the index.

The fourth quarter of 2002 brought investors some relief, with the Nasdaq-100 Index gaining 18.26% while the S&P500 Index gained 8.44%. This turnaround was not enough, however, to offset the significant losses posted earlier in the year. For 2002, the indexes lost 37.53% and 22.10% respectively. Concerns about the economy, corporate governance, terrorism, and war with Iraq weighed heavily on the markets throughout 2002.

All sectors in the Nasdaq-100 Index posted positive contributions to return for the fourth quarter. Technology companies fared particularly well during this period. Telecommunication Services and Information Technology had the strongest returns, together accounting for most of the index's total three month return. Information Technology firms such as Dell Computer, Intel Corp., QUALCOMM, Inc. and Oracle all provided strong period returns - although the leader of the pack of fourth quarter return contributors was Microsoft. There were some companies which experienced negative returns for the quarter. Electronic Arts, Inc., for example, underwent a difficult fourth quarter with a negative return of over 24%. Overall, however, the negative impact of such firms was overwhelmed by the positive contribution of their fellow constituents.

For the year ended December 31, 2002 the story is very different. Most U.S. equity indices posted negative returns for the year. All Nasdaq-100 sector returns were negative for the year with Telecommunication Services and Information Technology companies faring the worst. Intel Corp., with a negative return of over 50%, was the largest contributor to negative return. There were few Nasdaq-100 companies who experienced strong performance throughout 2002. Some exceptions to this include Nextel Communication, Inc., Apollo Group, Inc., and Intuit - all of whom provided positive returns in a very difficult environment.

The Sage Nasdaq 100 Index Fund lost 37.81% for the year. The Nasdaq-100 Stock Index lost 37.53% for the year. Index tracking error in the fund can be mostly attributed to cash flows and fees.

                        See Notes to Financial Statements

                           Sage Life Investment Trust
                Illustration of an Assumed Investment of $10,000

The graph below compares the growth in value of a $10,000 investment in the Sage Nasdaq-100 Index Fund with the performance of the Nasdaq-100(R) Stock Index. The graph assumes that distributions are reinvested.


                              Nasdaq-100 Index Fund
                            Total Return Performance


                              [GRAPH APPEARS HERE]


            Sage Nasdaq-100 Fund         Nasdaq-100(R) Stock Index
          ------------------------     -----------------------------
            Sep-18-00  10,000.00                         10,000.00
               Sep-00   9,850.00                          9,958.42
               Dec-00   6,540.00                          6,530.99
               Mar-01   4,410.00                          4,387.79
               Jun-01   5,100.00                          5,104.39
               Sep-01   3,257.00                          3,258.58
               Dec-01   4,388.00                          4,398.39
               Mar-02   4,050.00                          4,052.72
               Jun-02   2,930.00                          2,933.21
               Sep-02   2,310.00                          2,323,01
               Dec-02   2,730.00                          2,747.61


Average Annual Total Return for the Periods ended December 31, 2002


                              Year Ended December 31, 2002    Since inception *
Nasdaq-100 Index Fund                   -37.81%                   -43.35%
Nasdaq-100(R) Stock Index               -37.53%                   -43.18%

* Inception date September 18, 2000

Past performance is not indicative of future results.
Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns presented assume the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods had certain fees and expenses not been waived by the Fund.

The Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations") and are licensed for use by Sage Advisors, Inc. The product(s) are not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE PRODUCT(S).

                           Sage Life Investment Trust
                               All-Cap Growth Fund
                   Subadvised by Eagle Asset Management, Inc.

For the year 2002, the Sage All-Cap Growth Fund was down 26.14%, which was markedly better than our benchmark, the Russell 3000 Growth Index, which declined 28.70%.

These results came during what has been one of the toughest environments in recent memory, with the stock market turning in its third consecutive year of losses in 2002. The Dow Jones Industrial Average's drop of 16.8% and the S&P 500 Index's decline of 22.1% are the sharpest declines in these indices since the 1970s. A weak economy, slowing profits, gross corporate malfeasance and global turmoil involving Iraq, North Korea and Venezuela conspired to lower investor confidence and, in turn, every S&P 500 sector. The broad-based decline was unusual as very few asset classes or sectors appreciated during the year.

There are two possible silver linings amongst all the pessimism: one, the market correction caused by slumping demand and oversupply has brought valuations down to more reasonable levels, and two, despite all of these negative developments, the consumer has remained resilient, which has helped keep the recession relatively mild.

While nearly every sector finished the year lower, the consumer/retail, healthcare, and financial segments were outperformers in the Sage All-Cap Growth Fund on a relative basis. In the consumer/retail sector, earnings numbers were lowered for most large retailers, with the exception of Wal-Mart, which was able to offset the slowing sales with greater efficiencies. We started seeing a negative shift mid-year, as restaurants and discount retailers realized falling same-store sales. A pickup in travel also never emerged, hurting the airlines, hotels and gaming companies. Holdings Starbucks and Anheuser-Busch turned in positive performances, while Home Depot and Costco finished negative. Meanwhile, healthcare stocks UnitedHealth and Pharmacia boosted the Fund's performance while Bristol-Myers Squibb was a drag on performance. In the financial services sector, American Express was flat while Goldman Sachs, Citigroup and Lehman Brothers were each lower by year-end.

Technology stocks were the biggest drag on the 2002 performance of the Fund, largely due to the sector's revenue and profit growth slowing. United Microelectronics, Taiwan Semiconductor and Cisco were all negative for the year. Despite slumping sales in the technology sector, our outlook on future corporate technology spending is bullish particularly toward the latter part of 2003.

In closing, while we expect corporate outlooks into 2003 to be relatively muted, it is our hope that the pieces are nearly all in place for a sustained recovery. Support for this economy has come from the Fed's accommodative monetary policy, lower interest rates, constrained inflation and resilient consumption patterns. Helping the turnaround on the corporate side has been the inventory corrections in several industries, recent productivity gains and evidence that demand for manufacturing products may be turning positive. In addition, the recent contraction in share prices for many stocks has presented a unique buying opportunity. Growth stocks with the strong underlying fundamentals that we find attractive have become reasonably priced, and we believe this is an opportune time for long-term investors to increase their allocation for growth stocks.

                           Sage Life Investment Trust
                Illustration of an Assumed Investment of $10,000

The graph below compares the growth in value of a $10,000 investment in the Sage All-Cap Growth Fund with the performance of the Russell 3000 Growth Index. The graph assumes that distributions are reinvested.


                               All-Cap Growth Fund
                            Total Return Performance

Sage All-Cap Growth Fund                        Russell 3000 Growth Index
------------------------                        -------------------------
 Sep-18-00   10,000.00                                      10,000.00
    Sep-00   10,130.00                                       9,869.30
    Dec-00    7,860.00                                       7,766.25
    Mar-01    6,600.00                                       6,168.58
    Jun-01    7,320.00                                       6,725.80
    Sep-01    5,410.00                                       5,369.00
    Dec-01    6,579.00                                       6,206.00
    Mar-02    6,310.00                                       6,037.42
    Jun-02    5,470.00                                       4,912.51
    Sep-02    4,530.00                                       4,190.74
    Dec-02    4,860.00                                       4,425.04

Average Annual Total Return for the Periods ended December 31, 2002


                              Year Ended December 31, 2002    Since inception *
All-Cap Growth Fund                     -26.14%                   -27.08%
Russell 3000 Growth Index               -28.70%                   -30.01%

* Inception date September 18, 2000

Past performance is not indicative of future results.
Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns presented assume the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods had certain fees and expenses not been waived by the Fund.

SAGE LIFE INVESTMENT TRUST
S&P 500 Equity Index Fund
December 31, 2002
Schedule of Investments

                                                                        Market
 Shares                                                                 Value
 ------                                                                 -----
       COMMON STOCKS - 101.5%
       Advertising - 0.2%
    308   Interpublic Group of Co., Inc ............................. $   4,337
    151   Omnicom Group, Inc ........................................     9,755
    105   TMP Worldwide, Inc.* ......................................     1,188
                                                                      ---------
                                                                         15,280
                                                                      =========

       Aerospace - 1.0%
    162   General Dynamics Corp .....................................    12,858
    104   Goodrich Corp .............................................     1,905
    375   Lockheed Martin Corp ......................................    21,656
    152   Northrop Grumman Corp .....................................    14,744
    342   Raytheon Co ...............................................    10,516
    160   Rockwell Collins ..........................................     3,722
                                                                      ---------
                                                                         65,401
                                                                      =========

       Agricultural Products - 0.1%
    202   Monsanto Co ...............................................     3,888
                                                                      =========

       Airlines - 0.0%
     98   AMR Corp.* ................................................       647
    109   Delta Air Lines, Inc ......................................     1,319
                                                                      ---------
                                                                          1,966
                                                                      =========

       Automobiles - 0.7%
  1,516   Ford Motor Co .............................................    14,099
    455   General Motors Corp .......................................    16,771
    254   Harley-Davidson, Inc ......................................    11,735
     41   Navistar International Corp.* .............................       997
     94   PACCAR, Inc ...............................................     4,336
                                                                      ---------
                                                                         47,938
                                                                      =========

       Auto Parts - 0.1%
    135   Dana Corp .................................................     1,588
    143   Genuine Parts Co ..........................................     4,404
    101   Visteon Corp ..............................................       703
                                                                      ---------
                                                                          6,695
                                                                      =========

       Banks - 6.7%
  1,235   Bank of America Corp ......................................    85,919
    590   Bank of New York Co., Inc .................................    14,136
    964   Bank One Corp .............................................    35,234
  4,249   Citigroup,Inc .............................................   149,522
    103   First Tennessee National Corp .............................     3,702
    872   Fleet Boston Financial Corp ...............................    21,190
    205   Huntington Bancshares, Inc ................................     3,836
    188   Marshall & Ilsley Corp ....................................     5,147
    350   Mellon Financial Corp .....................................     9,138
    509   National City Corp ........................................    13,906
    128   North Fork Bancorporation, Inc ............................     4,319
    180   St. Paul Co., Inc .........................................     6,129
    260   State Street Corp .........................................    10,140
    237   Suntrust Banks, Inc .......................................    13,490
  1,573   U.S. Bancorp ..............................................    33,379
    795   Washington Mutual, Inc ....................................    27,451
     68   Zions Bancorp .............................................     2,676
                                                                      ---------
                                                                        439,314
                                                                      =========

       Beverages - 3.1%
    713   Anheuser-Busch Co., Inc ...................................    34,509
     55   Brown-Forman Corp .........................................     3,595
  2,045   Coca-Cola Co ..............................................    89,612
    367   Coca-Cola Enterprises, Inc ................................     7,971
     31   Coors (Adolph) Co. Class B ................................     1,899
    224   Pepsi Bottling Group, Inc .................................     5,757
  1,438   Pepsico, Inc ..............................................    60,712
                                                                      ---------
                                                                        204,055
                                                                      =========

       Broadcasting - 2.0%
    512   Clear Channel Communications, Inc.* .......................    19,092
  1,908   Comcast Corp. Class A* ....................................    44,972
     36   Meredith Corp .............................................     1,480
    185   Univision Communications, Inc.* ...........................     4,533
  1,460   Viacom, Inc.* .............................................    59,510
                                                                      ---------
                                                                        129,587
                                                                      =========

       Building Materials - 0.4%
     52   Centex Corp ...............................................     2,610
     36   KB Home ...................................................     1,543
     79   Louisiana-Pacific Corp.* ..................................       637
    417   Masco Corp ................................................     8,778
     51   Pulte Homes, Inc ..........................................     2,441
    124   Sherwin-Williams Co .......................................     3,503
     47   Snap-On, Inc ..............................................     1,321
     70   Stanley Works .............................................     2,421
     87   Vulcan Materials Co .......................................     3,262
                                                                      ---------
                                                                         26,516
                                                                      =========

       Business Services - 0.4%
    851   Cendant Corp.* ............................................     8,918
    136   Cintas Corp ...............................................     6,222
    152   Convergys Corp.* ..........................................     2,303
    151   Fiserv, Inc.* .............................................     5,126
    117   Perkinelmer, Inc ..........................................       965
    135   Robert Half International, Inc.* ..........................     2,175
                                                                      ---------
                                                                         25,709
                                                                      =========

       Chemicals & Allied Products - 3.8%
    191   Air Products & Chemicals, Inc .............................     8,165
     47   Ashland, Inc ..............................................     1,341
  1,589   Bristol-Myers Squibb Co ...................................    36,785
    750   Dow Chemical Co ...........................................    22,275
    816   Du Pont, (E.I.) de Nemours & Co ...........................    34,598
     59   Eastman Chemical Co .......................................     2,169
    105   Engelhard Corp ............................................     2,347
     45   Great Lakes Chemical Corp .................................     1,075
    368   Halliburton Co ............................................     6,885
     64   Hercules, Inc.* ...........................................       563
  1,073   Pharmacia Corp ............................................    44,851
  1,716   Philip Morris Co., Inc ....................................    69,549
    143   PPG Industries, Inc .......................................     7,171
    173   Rohm & Haas Co ............................................     5,619
     55   Sigma Aldrich Corp ........................................     2,678
    140   UST, Inc ..................................................     4,680
                                                                      ---------
                                                                        250,751
                                                                      =========

       Clothing Chains - 0.2%
    106   Jones Apparel Group, Inc.* ................................     3,757
     89   Liz Claiborne, Inc ........................................     2,639
     90   V.F. Corp .................................................     3,244
                                                                      ---------
                                                                          9,640
                                                                      =========

       Commercial Services - 1.1%
  3,709   AOL Time Warner, Inc.* ....................................    48,588
     45   Deluxe Corp ...............................................     1,895
    102   Ecolab, Inc ...............................................     5,049
     69   Fluor Corp ................................................     1,932
     69   International Game Technology* ............................     5,238
     55   McDermott International, Inc.* ............................       241
    309   Paychex, Inc ..............................................     8,621
     97   Quintiles Transnational Corp.* ............................     1,174
     99   Waters Corp.* .............................................     2,156
                                                                      ---------
                                                                         74,894
                                                                      =========

                        See Notes to Financial Statements

SAGE LIFE INVESTMENT TRUST
S&P 500 Equity Index Fund
December 31, 2002
Schedule of Investments

                                                                       Market
 Shares                                                                Value
 ------                                                                -----
       Communication Information - 1.9%
    259   Alltel Corp ............................................... $  13,209
    217   Applied Micro Circuits Corp.* .............................       801
    639   AT&T Corp .................................................    16,684
  1,536   BellSouth Corp ............................................    39,736
    225   Broadcom Corp. - Class A* .................................     3,389
    253   Linear Technology Corp ....................................     6,507
    263   Maxim Integrated Products, Inc.* ..........................     8,690
    640   QUALCOMM, Inc.* ...........................................    23,290
  1,379   Qwest Communication International, Inc.* ..................     6,895
    392   Siebel Systems, Inc.* .....................................     2,932
    331   Veritas Software Corp.* ...................................     5,170
                                                                      ---------
                                                                        127,303
                                                                      =========

       Computer Industry - 6.4%
    196   Adobe Systems, Inc ........................................     4,861
    511   Automatic Data Processing, Inc ............................    20,057
    185   BMC Software, Inc.* .......................................     3,165
    140   Computer Sciences Corp.* ..................................     4,823
  2,139   Dell Computer Corp.* ......................................    57,197
  1,774   EMC Corp.* ................................................    10,892
    405   Electronic Data Systems Corp ..............................     7,464
    235   Gateway, Inc.* ............................................       738
    174   Intuit, Inc.* .............................................     8,164
    102   Lexmark International, Inc.* ..............................     6,171
  4,421   Microsoft Corp.* ..........................................   228,566
  4,426   Oracle Corp.* .............................................    47,801
    107   Sabre Holdings Corp.* .....................................     1,938
  2,647   Sun Microsystems, Inc.* ...................................     8,232
    274   Unisys Corp.* .............................................     2,712
    477   Yahoo!, Inc.* .............................................     7,799
                                                                      ---------
                                                                        420,580
                                                                      =========

       Computer Software & Services - 1.5%
    176   Applera Corp ..............................................     3,087
     90   Autodesk, Inc .............................................     1,287
  5,985   Cisco Systems, Inc.* ......................................    78,404
    128   Citrix Systems, Inc.* .....................................     1,577
    121   Electronic Arts, Inc ......................................     6,022
     83   NCR Corp.* ................................................     1,970
    135   Rational Software Corp.* ..................................     1,403
    225   Sungard Data Systems, Inc. ................................     5,301
                                                                      ---------
                                                                         99,051
                                                                      =========

       Conglomerates - 0.1%
    113   Textron, Inc ..............................................     4,858
                                                                      =========

       Consumer Products - 3.3%
     48   Alberto Culver Co .........................................     2,419
     52   American Greetings Corp. - Class A* .......................       822
    190   Avon Products, Inc ........................................    10,235
     42   Bausch & Lomb, Inc ........................................     1,512
    252   Best Buy Co., Inc.* .......................................     6,086
     61   Black & Decker Corp .......................................     2,616
     63   Brunswick Corp ............................................     1,251
    186   Clorox Co .................................................     7,673
    447   Colgate-Palmolive Co ......................................    23,436
    334   Compuware Corp.* ..........................................     1,603
    976   Corning, Inc.* ............................................     3,231
    121   Fortune Brands, Inc .......................................     5,628
    870   Gillette Co ...............................................    26,413
    169   Goodyear Tire & Rubber Co .................................     1,151
     76   Grainger (W.W.), Inc ......................................     3,918
    120   Hasbro, Inc ...............................................     1,386
     77   International Flavors & Fragrances, Inc ...................     2,703
    349   Mattel, Inc.* .............................................     6,683
     67   Maytag Corp ...............................................     1,910
    210   Newell Rubbermaid, Inc ....................................     6,369
  1,072   Procter & Gamble Co .......................................    92,128
     68   R.J. Reynolds Tobacco Holdings, Inc .......................     2,863
     34   Tupperware Corp ...........................................       513
     57   Whirlpool Corp ............................................     2,977
                                                                      ---------
                                                                        215,526
                                                                      =========

       Consumer Services - 4.6%
    335   Albertson's, Inc ..........................................     7,457
    250   Dollar General Corp .......................................     2,988
     97   Donnelley R.R. & Sons Co ..................................     2,112
    248   Fedex Corp ................................................    13,447
    217   Gannett Co., Inc ..........................................    15,581
    226   May Department Stores Co ..................................     5,193
    119   New York Times Co. Class A ................................     5,442
    250   Office Depot, Inc.* .......................................     3,690
    248   Sears, Roebuck & Co .......................................     5,940
    539   Sysco Corp ................................................    16,057
    435   TJX Co., Inc ..............................................     8,491
    161   Toys "R" Us, Inc.* ........................................     1,610
  3,651   Wal-Mart Stores, Inc ......................................   184,412
  1,693   Walt Disney Co ............................................    27,613
                                                                      ---------
                                                                        300,033
                                                                      =========

       Diversified Manufacturing - 1.7%
    320   3M Co .....................................................    39,456
     58   American Standard Co., Inc.* ..............................     4,126
    400   BB&T Corp .................................................    14,796
     76   Cooper Industries LTD .....................................     2,770
     49   Crane Co ..................................................       977
     55   Eaton Corp ................................................     4,296
     75   ITT Industries, Inc .......................................     4,552
     67   Nucor Corp ................................................     2,767
    110   Pall Corp .................................................     1,835
    151   Plum Creek Timber Co., Inc ................................     3,564
    139   Thermo Electron Corp.* ....................................     2,797
  1,641   Tyco International Ltd ....................................    28,028
                                                                      ---------
                                                                        109,964
                                                                      =========

       Educational Services - 0.1%
    140   Apollo Group, Inc. - Class A* .............................     6,160
                                                                      =========

       Electric Services - 0.6%
    119   Ameren Corp ...............................................     4,947
    250   FirstEnergy Corp ..........................................     8,243
    200   Nisource, Inc .............................................     4,000
    314   PG&E Corp.* ...............................................     4,365
     73   Pinnacle West Capital Corp ................................     2,488
    132   PPL Corp ..................................................     4,578
    149   Teco Energy, Inc ..........................................     2,305
    262   TXU Corp ..................................................     4,894
    341   Williams Co., Inc .........................................       921
                                                                      ---------
                                                                         36,741
                                                                      =========

       Electric Machinery Equipment - 0.5%
    192   Deere & Co ................................................     8,803
    348   Emerson Electric Co .......................................    17,696
    282   Network Appliance, Inc.* ..................................     2,820
     94   Parker-Hannifin Corp ......................................     4,336
     72   Tektronix, Inc.* ..........................................     1,310
                                                                      ---------
                                                                         34,965
                                                                      =========

                        See Notes to Financial Statements

SAGE LIFE INVESTMENT TRUST
S&P 500 Equity Index Fund
December 31, 2002
Schedule of Investments

                                                                       Market
 Shares                                                                Value
 ------                                                                -----

       Electronics - 1.1%
    254   Advanced Mirco Devices, Inc.* ............................. $   1,641
    315   Altera Corp.* .............................................     3,884
    165   American Power Conversion Corp.* ..........................     2,500
    308   Analog Devices, Inc.* .....................................     7,352
  1,365   Applied Materials, Inc.* ..................................    17,786
    151   Jabil Circuit, Inc.* ......................................     2,706
    151   KLA Tencor Corp.* .........................................     5,341
    326   LSI Logic Corp.* ..........................................     1,881
    511   Micron Technology, Inc.* ..................................     4,977
    157   Molex, Inc ................................................     3,617
    130   NVIDIA Corp. ..............................................     1,496
     79   QLogic Corp.* .............................................     2,726
    141   Rockwell International Corp ...............................     2,920
    467   Sanmina-SCI Corp.* ........................................     2,097
    693   Solectron Corp.* ..........................................     2,460
    156   Teradyne, Inc.* ...........................................     2,029
     34   Thomas & Betts Corp.* .....................................       575
    272   Xilinx, Inc.* .............................................     5,603
                                                                      ---------
                                                                         71,591
                                                                      =========

       Financial Services - 9.9%
    581   Allstate Corp .............................................    21,491
     84   Ambac Financial Group, Inc ................................     4,724
  1,091   American Express Co .......................................    38,567
    279   AmSouth Bancorporation ....................................     5,357
     78   Bear Stearns Co., Inc .....................................     4,633
    173   Capital One Financial Corp ................................     5,142
  1,096   Charles Schwab Corp .......................................    11,892
    180   Charter One Financial, Inc ................................     5,171
    141   Chubb Corp ................................................     7,360
    138   Comerica, Inc .............................................     5,967
    434   Concord EFS, Inc.* ........................................     6,831
    103   Countrywide Financial Corp. ...............................     5,320
    108   Equifax, Inc ..............................................     2,499
    825   Fannie Mae ................................................    53,072
    477   Fifth Third Bancorp .......................................    27,928
    221   Franklin Resources, Inc ...................................     7,532
    571   Freddie Mac ...............................................    33,718
    127   Golden West Financial Corp ................................     9,120
    396   Goldman Sachs Group, Inc ..................................    26,968
    145   H&R Block, Inc ............................................     5,829
    208   Hartford Financial Services Group, Inc ....................     9,449
    397   Household International, Inc ..............................    11,041
  1,636   J.P. Morgan Chase & Co ....................................    39,264
    245   John Hancock Financial Services, Inc ......................     6,836
    350   KeyCorp ...................................................     8,799
    198   Lehman Brothers Holding, Inc ..............................    10,551
    158   Loews Corp ................................................     7,025
    120   MBIA, Inc .................................................     5,263
  1,053   MBNA Corp .................................................    20,028
    712   Merrill Lynch & Co ........................................    27,020
    900   Morgan Stanley ............................................    35,928
    184   Northern Trust Corp .......................................     6,449
    232   PNC Financial Services Group ..............................     9,721
    268   Providian Financial Corp.* ................................     1,739
    483   Prudential Financial, Inc .................................    15,330
    174   Regions Financial Corp ....................................     5,805
    129   SLM Corp ..................................................    13,398
    293   Southtrust Corp ...........................................     7,281
    192   Stilwell Financial, Inc ...................................     2,509
    236   Synovus Financial Corp ....................................     4,578
     92   T. Rowe Price Group, Inc ..................................     2,510
     98   Torchmark Corp ............................................     3,580
    164   Union Planters Corp .......................................     4,615
  1,125   Wachovia Corp .............................................    40,995
  1,397   Wells Fargo & Co ..........................................    65,477
                                                                      ---------
                                                                        654,312
                                                                      =========

       Food - 1.4%
    518   Archer-Daniels-Midland Co .................................     6,423
    345   Campbell Soup Co ..........................................     8,097
    431   Conagra Foods, Inc ........................................    10,779
    306   General Mills, Inc ........................................    14,367
    283   Heinz (H.J.) Co ...........................................     9,302
    115   Hershey Foods Corp ........................................     7,756
    329   Kellogg Co ................................................    11,275
    653   Sara Lee Corp .............................................    14,699
    114   Supervalu, Inc ............................................     1,882
    182   W.M. Wrigley Jr. Co .....,,,...............................     9,988
                                                                      ---------
                                                                         94,568
                                                                      =========

       Gold & Mining - 0.2%
    101   Freeport-McMoRan Copper & Gold, Inc. - Class B* ...........     1,695
    337   Newmont Mining Corp .......................................     9,783
                                                                      ---------
                                                                         11,478
                                                                      =========

       Health Care Services - 5.0%
    120   Aetna, Inc.* ..............................................     4,934
  1,063   Amgen, Inc.* ..............................................    51,385
    117   Anthem, Inc ...............................................     7,359
    372   Cardinal Health, Inc ......................................    22,019
    931   Eli Lilly & Co ............................................    59,119
    191   Health Management Associates, Inc. - Class A* .............     3,419
    119   Humana, Inc.* .............................................     1,190
  2,458   Johnson & Johnson .........................................   132,019
     73   Manor Care, Inc.* .........................................     1,359
    248   McKesson HBOC, Inc ........................................     6,703
     76   Quest Diagnostic, Inc .....................................     4,324
    413   Tenet Healthcare Corp.* ...................................     6,773
    250   UnitedHealth Group, Inc ...................................    20,875
    126   Wellpoint Health Networks, Inc.* ..........................     8,966
                                                                      ---------
                                                                        330,444
                                                                      =========

       Home Furnishings - 0.1%
    161   Leggett & Platt, Inc ......................................     3,613
                                                                      =========

       Hotels - 0.3%
     88   Harrah's Entertainment, Inc.* .............................     3,485
    303   Hilton Hotels Corp ........................................     3,851
    191   Marriott International, Inc ...............................     6,278
    165   Starwood Hotel & Resorts Worldwide, Inc ...................     3,917
                                                                      ---------
                                                                         17,531
                                                                      =========

       Insurance - 3.9%
    208   Ace Ltd ...................................................     6,103
    433   Aflac, Inc ................................................    13,042
  2,150   American International Group, Inc .........................   124,378
    249   Aon Corp ..................................................     4,704
    120   Cigna Corp ................................................     4,934
    129   Cincinnati Financial Corp .................................     4,844
    461   Delphi Corp ...............................................     3,711
    120   Jefferson-Pilot Corp ......................................     4,573
    151   Lincoln National Corp .....................................     4,769
    442   Marsh & McLennan Co., Inc .................................    20,425
    580   MetLife, Inc ..............................................    15,683
     86   MGIC Investment Corp ......................................     3,552
    276   Principal Financial Group, Inc ............................     8,316
    175   Progressive Corp ..........................................     8,685
    105   SAFECO Corp ...............................................     3,640
    843   Travelers Property Casualty Corp. - Class B ...............    12,350

                        See Notes to Financial Statements

SAGE LIFE INVESTMENT TRUST
S&P 500 Equity Index Fund
December 31, 2002
Schedule of Investments

                                                                    Market
  Shares                                                            Value
  ------                                                            -----

         Insurance (continued)
     199  UnumProvident Corp .................................   $   3,490
     110  XL Capital Ltd .....................................       8,497
                                                                 ---------
                                                                   255,696
                                                                 ---------
         Machinery - 0.3%
     239  Caterpillar, Inc ...................................      13,213
     133  Ingersoll-Rand Co ..................................       5,727
                                                                 ---------
                                                                    18,940
                                                                 ---------
         Manufacturing Industries - 1.1%
     701  Alcoa, Inc .........................................      15,969
      47  Allegheny Technologies, Inc ........................         293
      48  Ball Corp ..........................................       2,457
      73  Cooper Tire & Rubber Co ............................       1,120
      38  Cummins, Inc .......................................       1,069
     129  Danaher Corp .......................................       8,475
     166  Dover Corp .........................................       4,841
     245  Eastman Kodak Co ...................................       8,585
     253  Illinois Tool Works, Inc ...........................      16,410
      72  Johnson Controls, Inc ..............................       5,772
      37  Millipore Corp.* ...................................       1,258
      68  Phelps Dodge Corp.* ................................       2,152
      81  United States Steel Corp ...........................       1,063
      77  Worthington Industries, Inc ........................       1,173
                                                                 ---------
                                                                    70,637
                                                                 ---------
         Medical Equipment & Supplies - 2.2%
      44  Bard (C.R.), Inc ...................................       2,552
     502  Baxter International, Inc ..........................      14,056
     219  Becton, Dickson & Co ...............................       6,721
     208  Biomet, Inc.* ......................................       5,961
     339  Boston Scientific Corp.* ...........................      14,414
     170  Genzyme Corp.* .....................................       5,027
     252  Guidant Corp.* .....................................       7,774
     430  HCA, Inc ...........................................      17,845
     278  HEALTHSOUTH Corp.* .................................       1,168
   1,012  Medtronic, Inc .....................................      46,147
     152  St. Jude Medical, Inc.* ............................       6,037
     159  Stryker Corp .......................................      10,672
     165  Zimmer Holdings, Inc.* .............................       6,851
                                                                 ---------
                                                                   145,225
                                                                 ---------
         Office & Business Equipment - 0.1%
      72  Mercury Interactive Corp.* .........................       2,135
     202  Pitney Bowes, Inc ..................................       6,597
                                                                 ---------
                                                                     8,732
                                                                 ---------
         Oil & Gas - 6.2%
     200  Anadarko Petroleum Corp ............................       9,580
     114  Apache Corp ........................................       6,497
     277  Baker Hughes, Inc ..................................       8,917
     129  BJ Services Co.* ...................................       4,168
     161  Burlington Resources, Inc ..........................       6,867
     882  ChevronTexaco Corp .................................      58,635
     557  ConocoPhillips .....................................      26,953
     123  Devon Energy Corp ..................................       5,646
     479  El Paso Corp .......................................       3,334
      96  EOG Resources, Inc .................................       3,832
   5,565  Exxon Mobil Corp ...................................     194,441
      81  Kerr-McGee Corp ....................................       3,588
     112  Keyspan Corp .......................................       3,947
     252  Marathon Oil Corp ..................................       5,365
     114  Nabors Industries, Inc.* ...........................       4,021
      34  Nicor, Inc .........................................       1,157
     108  Noble Corp.* .......................................       3,796
     304  Occidental Petroleum Corp ..........................       8,649
      32  Peoples Energy Corp ................................       1,237
     136  Praxair, Inc .......................................       7,857
      70  Rowan Co., Inc .....................................       1,589
     476  Schlumberger Ltd ...................................      20,035
      65  Sunoco, Inc ........................................       2,157
     251  Transocean Sedco Forex, Inc ........................       5,823
     210  Unocal Corp ........................................       6,422
                                                                 ---------
                                                                   404,513
                                                                 ---------
         Paper & Allied Products - 1.5%
      86  Avery Dennison Corp ................................       5,253
      45  Bemis Co., Inc .....................................       2,233
      45  Boise Cascade Corp .................................       1,135
      74  Dow Jones & Co., Inc ...............................       3,199
     219  Georgia-Pacific Group ..............................       3,539
     401  International Paper Co .............................      14,023
     426  Kimberly-Clark Corp ................................      20,222
      67  Knight-Ridder, Inc .................................       4,238
     156  McGraw-Hill Co., Inc ...............................       9,429
     170  Meadwestavco Corp ..................................       4,201
     126  Moody's Corp .......................................       5,202
     133  Pactiv Corp.* ......................................       2,907
      63  Sealed Air Corp.* ..................................       2,350
      46  Temple Inland, Inc .................................       2,061
     256  Tribune Co .........................................      11,638
     177  Weyerhauser Co .....................................       8,710
                                                                 ---------
                                                                   100,340
                                                                 ---------
         Pharmaceuticals - 6.5%
   1,291  Abbott Laboratories ................................      51,640
     105  Allergan, Inc ......................................       6,050
      82  Amerisourcebergen Corp .............................       4,453
     119  Biogen, Inc.* ......................................       4,767
     148  Chiron Corp.* ......................................       5,565
     149  Forest Laboratories, Inc.* .........................      14,635
     215  IMS Health, Inc ....................................       3,440
     202  King Pharmaceuticals, Inc.* ........................       3,472
     198  Medimmune, Inc.* ...................................       5,380
   1,851  Merck & Co .........................................     104,785
   5,097  Pfizer, Inc ........................................     155,815
   1,206  Schering-Plough Corp ...............................      26,773
      89  Watson Pharmaceuticals, Inc.* ......................       2,516
   1,087  Wyeth ..............................................      40,654
                                                                 ---------
                                                                   429,945
                                                                 ---------
         Railroads - 0.2%
     167  CSX Corp ...........................................       4,728
     309  Norfolk Southern Corp ..............................       6,177
                                                                 ---------
                                                                    10,905
                                                                 ---------
         Real Estate - 0.3%
     345  Equity Office Properties Trust .....................       8,618
     224  Equity Residential Properties Trust ................       5,506
     147  Simon Property Group, Inc ..........................       5,008
                                                                 ---------
                                                                    19,132
                                                                 ---------
         Restaurants - 0.5%
     128  Darden Restaurants, Inc ............................       2,618
   1,059  McDonald's Corp ....................................      17,029
     328  Starbucks Corp.* ...................................       6,685
      95  Wendy's International, Inc .........................       2,571
     231  Yum! Brands, Inc.* .................................       5,595
                                                                 ---------
                                                                    34,498
                                                                 ---------
         Retail - 4.0%
      82  Autozone, Inc.* ....................................       5,793
     239  Bed, Bath & Beyond, Inc.* ..........................       8,253
     102  Big Lots, Inc.* ....................................       1,349
     160  Circuit City Stores ................................       1,187

                        See Notes to Financial Statements

SAGE LIFE INVESTMENT TRUST
S&P 500 Equity Index Fund
December 31, 2002
Schedule of Investments


                                                                         Market
  Shares                                                                 Value
  ------                                                                 -----
         Retail (continued)
      365   Costco Wholesale Corp.* .............................   $    10,242
      330   CVS Corp ............................................         8,240
       67   Dillard's, Inc ......................................         1,063
      257   eBay, Inc ...........................................        17,430
      138   Family Dollar Stores, Inc ...........................         4,307
      158   Federated Department Stores, Inc.* ..................         4,544
      743   Gap, Inc ............................................        11,531
    1,931   Home Depot, Inc .....................................        46,267
      216   J.C. Penney Co., Inc ................................         4,970
      278   Kohl's Corp.* .......................................        15,554
      646   Kroger Co.* .........................................         9,981
      442   Limited, Inc ........................................         6,157
      641   Lowe's Co ...........................................        24,038
      215   Nike, Inc. Class B ..................................         9,561
      115   Nordstrom, Inc ......................................         2,182
      147   Radioshack Corp.* ...................................         2,755
       48   Reebok International Ltd.* ..........................         1,411
      362   Safeway, Inc.* ......................................         8,456
      373   Staples, Inc.* ......................................         6,826
      747   Target Corp .........................................        22,410
      122   Tiffany & Co ........................................         2,917
      843   Walgreen Co .........................................        24,607
      101   Winn-Dixie Stores, Inc ..............................         1,543
                                                                    -----------
                                                                        263,574
                                                                    -----------
         Semiconductors - 0.1%
      123   Novellus System, Inc.* ..............................         3,454
      115   PMC-Sierra, Inc.* ...................................           639
                                                                    -----------
                                                                          4,093
                                                                    -----------
         Technology - 8.8%
      378   Agilent Technologies, Inc.* .........................         6,789
      287   Apple Computer, Inc.* ...............................         4,113
      692   Boeing Co ...........................................        22,829
      461   Computer Associates International, Inc ..............         6,224
      624   First Data Corp .....................................        22,096
    8,229   General Electric Co .................................       200,376
    2,522   Hewlett-Packard Co ..................................        43,782
    5,464   Intel Corp ..........................................        85,074
    1,393   International Business Machines Corp ................       107,958
    1,864   Motorola, Inc .......................................        16,124
      153   National Semiconductor Corp.* .......................         2,296
      335   Novell, Inc.* .......................................         1,119
      192   Parametric Technology Corp.* ........................           484
      251   PeopleSoft, Inc.* ...................................         4,593
      329   Tellabs, Inc.* ......................................         2,392
    1,427   Texas Instruments, Inc ..............................        21,419
      388   United Technologies Corp ............................        24,033
      597   Xerox Corp.* ........................................         4,806
                                                                    -----------
                                                                        576,507
                                                                    -----------
         Telecommunications - 1.1%
      533   ADC Telecommunications, Inc.* .......................         1,114
       59   Andrew Corp.* .......................................           607
    2,251   AT&T Wireless Services, Inc.* .......................        12,718
      213   Avaya, Inc.* ........................................           522
      117   CenturyTel, Inc .....................................         3,437
      341   CIENA Corp.* ........................................         1,753
      238   Citizens Communications Co.* ........................         2,511
      133   Comverse Tecnology, Inc.* ...........................         1,333
      254   Dominion Resources, Inc .............................        13,945
    1,139   JDS Uniphase Corp.* .................................         2,813
    2,887   Lucent Technologies, Inc.* ..........................         3,638
      808   Nextel Communications, Inc. Class A.* ...............         9,332
      135   Scientific Atlanta, Inc .............................         1,601
      728   Sprint Corp .........................................        10,541
         Telecommunications (continued)
      840   Sprint PCS Corp.* ...................................         3,679
      178   Symbol Technologies, Inc ............................         1,463
                                                                    -----------
                                                                         71,007
                                                                    -----------
         Transportation - 1.5%
      320   Burlington Northern Santa Fe Corp ...................         8,323
      489   Carnival Corp .......................................        12,201
       51   Ryder Systems, Inc ..................................         1,144
      623   Southwest Airlines Co ...............................         8,660
      213   Union Pacific Corp ..................................        12,752
      922   United Parcel Service, Inc ..........................        58,160
                                                                    -----------
                                                                        101,240
                                                                    -----------
         Transportation Equipment - 0.3%
      677   Honeywell International, Inc ........................        16,248
                                                                    -----------
         Utilities - 4.5%
      507   AES Corp.* ..........................................         1,531
       93   Allegheny Energy, Inc ...............................           703
       71   Amerada Hess Corp ...................................         3,909
      280   American Electric Power Co ..........................         7,652
      256   Calpine Corp.* ......................................           835
      223   Centerpoint Energy, Inc .............................         1,896
      137   Cinergy Corp ........................................         4,620
       92   CMS Energy Corp .....................................           868
      177   Consolidated Edison, Inc ............................         7,579
      136   Constellation Energy Group, Inc .....................         3,784
      143   DTE Energy Co .......................................         6,635
      739   Duke Energy Corp ....................................        14,440
      217   Dynegy, Inc .........................................           256
      270   Edison International.* ..............................         3,200
      184   Entergy Corp ........................................         8,389
      268   Exelon Corp .........................................        14,142
      153   FPL Group, Inc ......................................         9,200
       99   Kinder Morgan, Inc ..................................         4,185
      222   Mirant Corp.* .......................................           419
       70   Power-One, Inc.* ....................................           397
      190   Progress Energy, Inc ................................         8,236
      184   Public Service Enterprise Group, Inc ................         5,906
    2,739   SBC Communications, Inc .............................        74,254
      170   Sempra Energy .......................................         4,020
      586   Southern Co .........................................        16,637
    2,256   Verizon Communications, Inc .........................        87,420
      322   Xcel Energy, Inc ....................................         3,542
                                                                    -----------
                                                                        294,655
                                                                    -----------
         Waste Management - 0.2%
      141   Allied Waste Industries, Inc.* ......................         1,410
      490   Waste Management, Inc ...............................        11,231
                                                                    -----------
                                                                         12,641
                                                                    -----------
            TOTAL COMMON STOCKS AND INVESTMENTS - 101.5%
               (Cost $8,023,173) ................................     6,678,880

             Liabilities in Excess of Other Assets - (1.5%) .....       (96,997)
                                                                    -----------
            NET ASSETS - 100.0% .................................   $ 6,581,883
                                                                    ===========

            Cost for Federal income tax purposes $8,688,453
            and net unrealized depreciation consists of:
               Gross unrealized appreciation                        $    58,118
               Gross unrealized depreciation                         (2,067,691)
                                                                    -----------
               Net unrealized depreciation                          $(2,009,573)
                                                                    ===========

            * Non-income producing security.

                        See Notes to Financial Statements

SAGE LIFE INVESTMENT TRUST
Money Market Fund
December 31, 2002
Schedule of Investments

   Par                                                                       Maturity      Market
  (000)                                                              Rate*     Date        Value
  -----                                                              -----     ----        -----
        COMMERCIAL PAPER - 90.7%
        Diversified Manufacturing - 1.1%
  $210     MDU Resources Group, Inc ...............................  1.32%   01/14/03  $     209,900
                                                                                      ---------------

        Financial Banks & Services - 49.4%
   774     AIG Funding, Inc .......................................  1.26%   01/09/03        773,783
   500     American Express Credit Corp ...........................  1.33%   01/07/03        499,889
   352     American General Finance Corp ..........................  1.31%   01/16/03        351,808
   300     American Honda Finance Corp ............................  1.30%   02/03/03        299,643
   446     American Honda Finance Corp ............................  1.31%   02/10/03        445,351
   350     Caterpillar Financial Services Corp ....................  1.33%   01/13/03        349,845
   445     Caterpillar Financial Services Corp ....................  1.30%   01/16/03        444,759
   300     CIT Group, Inc .........................................  1.48%   01/31/03        299,630
   500     CIT Group, Inc .........................................  1.44%   02/24/03        498,920
   728     Fayette Funding Corp ...................................  1.42%   01/16/03        727,569
   400     General Electric Co ....................................  1.32%   01/14/03        399,809
   385     Goldman Sachs Group, Inc ...............................  1.41%   01/03/03        384,970
   350     Goldman Sachs Group, Inc ...............................  1.78%   01/23/03        349,619
   100     Merrill Lynch & Co .....................................  1.35%   01/16/03         99,944
   500     Merrill Lynch & Co .....................................  1.31%   01/24/03        499,582
   750     Prudential Funding LLC .................................  1.30%   01/17/03        749,567
   750     Salomon Smith Barney ...................................  1.77%   01/02/03        749,963
   700     Toyota Motor Credit Corp ...............................  1.30%   01/07/03        699,848
   603     UBS Finance ............................................  1.33%   01/13/03        602,733
   100     UBS Finance ............................................  1.32%   01/13/03         99,956
   100     Wells Fargo & Co .......................................  1.27%   01/06/03         99,982
                                                                                      ---------------
                                                                                           9,427,170
                                                                                      ---------------
        Food - 1.8%
   340     Golden Peanut Co .......................................  1.32%   02/19/03        339,389
                                                                                      ---------------

        Oil & Gas - 5.8%
   700     ChevronTexaco Corp .....................................  1.25%   01/09/03        699,806
   417     Wisconsin Gas Co .......................................  1.32%   01/29/03        416,572
                                                                                      ---------------
                                                                                           1,116,378
                                                                                      ---------------
        Pharmaceutical - 4.1%
   779     Merck & Co., Inc .......................................  1.28%   01/13/03        778,668
                                                                                      ---------------

        Special Purpose Entity - 16.8%
   280     BMW US Capital Corp ....................................  1.36%   01/08/03        279,926
   565     BMW US Capital Corp ....................................  1.31%   01/13/03        564,753
   250     Cooper Association Tractor
            Dealers, Inc. - Class A ...............................  1.40%   01/17/03        249,844
   500     Cooper Association Tractor
            Dealers, Inc. - Class B ...............................  1.40%   01/24/03        499,553
   250     Dealers Capital Access Corp ............................  1.46%   01/17/03        249,838
   500     Dealers Capital Access Corp ............................  1.48%   01/21/03        499,589
   105     FPL Fuels, Inc .........................................  1.40%   01/15/03        104,943
   750     FPL Fuels, Inc .........................................  1.43%   01/31/03        749,106
                                                                                      ---------------
                                                                                           3,197,552
                                                                                      ---------------
        Tobacco - 4.4%
   155     Philip Morris Co., Inc .................................  1.31%   01/21/03        154,887
   457     Philip Morris Co., Inc .................................  1.31%   01/24/03        456,617
   225     Philip Morris Co., Inc .................................  1.30%   02/03/03        224,732
                                                                                      ---------------
                                                                                             836,236
                                                                                      ---------------
        Utilities - 7.3%
  $590     Wisconsin Electric Fuel Co .............................  1.45%   01/22/03        589,501
   500     Wisconsin Electric Power Co ............................  1.31%   01/15/03        499,745
   300     Wisconsin Electric Power Co ............................  1.31%   01/28/03        299,705
                                                                                      ---------------
                                                                                           1,388,951
                                                                                      ---------------
           Total Commercial Paper
             (Cost $17,294,244) ...................................                       17,294,244
                                                                                      ---------------

        U.S. GOVERNMENT AGENCY OBLIGATIONS - 3.7%
   700     Federal Home Loan Mortgage Corp. .......................  1.24%   01/24/03        699,445
                                                                                      ---------------

           TOTAL INVESTMENTS - 94.4%                                                      17,993,689
                                                                                      ---------------
             (Cost $17,993,689**) .................................

           Cash & Other Assets, Net of Liabilities - 5.6% .........                        1,064,134
                                                                                      ---------------

           NET ASSETS * - 100.0% ..................................                    $  19,057,823
                                                                                      ===============

     * Rate displayed is yield at time of purchase.
     ** Aggregate cost for Federal income tax purposes.

                        See Notes to Financial Statements

SAGE LIFE INVESTMENT TRUST
Nasdaq-100 Index Fund
December 31, 2002
Schedule of Investments

                                                                     Market
 Shares                                                               Value
 ------                                                               -----
           COMMON STOCKS - 101.2%
         Advertising - 0.5%
    147   Lamar Advertising Co.* ................................   $  4,947
    215   TMP Worldwide, Inc.* ..................................      2,432
                                                                    --------
                                                                       7,379
                                                                    --------
         Airlines - 0.3%
    109   Ryanair Holdings plc ADR* .............................      4,268
                                                                    --------
         Auto Manufacturers- 0.8%
    234   PACCAR, Inc. ..........................................     10,794
                                                                    --------
         Business Services - 3.4%
    431   Fiserv, Inc.* .........................................     14,632
    412   KLA-Tencor Corp.* .....................................     14,572
    643   Paychex, Inc.* ........................................     17,940
                                                                    --------
                                                                      47,144
                                                                    --------
         Cable Television - 2.9%
  1,710   Comcast Corp. Class A* ................................     40,305
                                                                    --------
         Chemicals - 0.4%
    124   Sigma-Aldrich Corp. ...................................      6,039
                                                                    --------
         Computer Graphics - 0.4%
     93   Pixar Inc.* ...........................................      4,928
                                                                    --------
         Computer Hardware - 4.6%
    355   American Power Conversion Corp.* ......................      5,378
    902   Apple Computer, Inc.* .................................     12,926
  1,717   Dell Computer Corp.* ..................................     45,913
                                                                    --------
                                                                      64,217
                                                                    --------
         Computer Software & Services - 26.2%
    417   Adobe Systems, Inc.* ..................................     10,342
    684   Bea Systems, Inc.* ....................................      7,845
  4,653   Cisco Sytems, Inc.* ...................................     60,954
    366   Citrix Systems, Inc.* .................................      4,509
    420   Compuware Corp.* ......................................      2,016
    257   Electronic Arts, Inc.* ................................     12,791
    466   Intuit, Inc.* .........................................     21,865
    162   Mercury Interactive Corp.* ............................      4,803
  3,317   Microsoft Corp.* ......................................    171,489
    305   NVIDIA Corp.* .........................................      3,511
  4,010   Oracle Corp.* .........................................     43,308
    797   PeopleSoft, Inc.* .....................................     14,585
  1,023   Siebel Systems, Inc.* .................................      7,652
                                                                    --------
                                                                     365,670
                                                                    --------
         Computer Systems - 0.7%
    430   Brocade Communications Systems, Inc.* .................      1,780
  2,442   Sun Microsystems, Inc.* ...............................      7,595
                                                                    --------
                                                                       9,375
                                                                    --------
         Data Systems Management - 0.8%
    758   VERITAS Software Corp.* ...............................     11,840
                                                                    --------
         Distribution - 0.4%
    131   Fastenal Co. ..........................................      4,898
                                                                    --------
         Educational Services - 1.0%
    318   Apollo Group, Inc. - Class A* .........................     13,992
                                                                    --------
         Electronic Products - 0.9%
  1,012   Flextronics International Ltd.* .......................      8,288
    143   Gentex Corp.* .........................................      4,525
                                                                    --------
                                                                      12,813
         Electronics - 2.2%
    970   Altera Corp.* .........................................     11,960
    335   Broadcom Corp.* .......................................      5,045
    177   Molex, Inc. ...........................................      4,078
  1,016   Sanmina-SCI Corp.* ....................................      4,562
    122   Synopsys, Inc.* .......................................      5,630
                                                                    --------
                                                                      31,275
                                                                    --------
         Healthcare Services - 4.5%
  1,081   Amgen, Inc.* ..........................................     52,256
    125   Express Scripts, Inc. Class A* ........................      6,005
    190   First Health Group Corp.* .............................      4,627
                                                                    --------
                                                                      62,888
                                                                    --------
         Index Tracking Stock - 3.3%
  1,917   Nasdaq-100 Index ......................................     46,717
                                                                    --------
         Internet Software - 2.7%
    432   Check Point Software Technologies Ltd.* ...............      5,603
    441   Juniper Networks, Inc.* ...............................      2,999
    635   Network Appliance, Inc.* ..............................      6,350
    268   Symantec Corp.* .......................................     10,857
    403   Verisign, Inc.* .......................................      3,232
    512   Yahoo!, Inc.* .........................................      8,371
                                                                    --------
                                                                      37,412
                                                                    --------
         Medical Equipment & Supplies - 4.2%
    631   Biomet, Inc. ..........................................     18,084
    474   Chiron Corp.* .........................................     17,822
    485   Genzyme Corp.* ........................................     14,341
     87   Invitrogen Corp.* .....................................      2,722
    184   Lincare Holdings, Inc.* ...............................      5,818
                                                                    --------
                                                                      58,787
                                                                    --------
         Medical Products - 0.2%
     74   Henry Schein, Inc.* ...................................      3,330
                                                                    --------
         Medical Supplies - 0.7%
    136   DENTSPLY International, Inc. ..........................      5,059
    118   Patterson Dental Co.* .................................      5,161
                                                                    --------
                                                                      10,220
                                                                    --------
         Office & Business Equipment - 0.8%
    570   Staples, Inc.* ........................................     10,431
                                                                    --------
         Oil & Gas - 0.3%
    147   Patterson-UTI Energy, Inc.* ...........................      4,435
                                                                    --------
         Paper Products - 0.5%
    432   Smurfit-Stone Container Corp.* ........................      6,649
                                                                    --------
         Pharmaceuticals - 5.3%
    330   Biogen, Inc.* .........................................     13,220
     91   Cephalon, Inc.* .......................................      4,429
    349   Gilead Sciences, Inc.* ................................     11,866
    231   Human Genome Sciences, Inc.* ..........................      2,035
    109   ICOS Corp.* ...........................................      2,552

                        See Notes to Financial Statements

SAGE LIFE INVESTMENT TRUST
Nasdaq-100 Index Fund
December 31, 2002
Schedule of Investments

                                                                        Market
 Shares                                                                 Value
 ------                                                                 -----

       Pharmaceuticals (continued)
    300   IDEC Pharmaceuticals Corp.* ............................. $     9,951
    484   Medimmune, Inc.* ........................................      13,150
    569   Millennium Pharmeceuticals, Inc.* .......................       4,518
    328   Teva Pharmaceutical Industries Ltd. ADR* ................      12,664
                                                                    -----------
                                                                         74,385
                                                                    ===========

       Restaurants - 1.4%
    973   Starbucks Corp.* ........................................      19,830
                                                                    ===========

       Retail - 9.7%
    457   Amazon.com, Inc.* .......................................       8,633
    709   Bed, Bath & Beyond, Inc.* ...............................      24,482
    157   CDW Computers Centers, Inc. .............................       6,884
    368   Cintas Corp. ............................................      16,836
    433   Costco Wholesale Corp.* .................................      12,150
    198   Dollar Tree Stores, Inc.* ...............................       4,865
    415   eBay, Inc.* .............................................      28,145
    246   PETsMART, Inc.* .........................................       4,214
    138   Ross Stores, Inc. .......................................       5,850
    791   USA Interactive* ........................................      18,130
    102   Whole Foods Market, Inc.* ...............................       5,378
                                                                    -----------
                                                                        135,567
                                                                    ===========

       Semiconductors - 12.1%
  1,542   Applied Materials, Inc.* ................................      20,092
  4,181   Intel Corp. .............................................      65,098
    752   Linear Technology Corp. .................................      19,341
    809   Maxim Integrated Products, Inc.* ........................      26,729
    304   Microchip Technology, Inc. ..............................       7,433
    271   Novellus System, Inc.* ..................................       7,610
    172   QLogic Corp.* ...........................................       5,936
    806   Xilinx, Inc.* ...........................................      16,605
                                                                    -----------
                                                                        168,844
                                                                    ===========

       Telecommunications - 9.2%
  1,799   ADC Telecommunications, Inc.* ...........................       3,760
    924   CIENA Corp.* ............................................       4,749
    351   Comverse Technology, Inc.* ..............................       3,517
    451   Echostar Communications Corp.* ..........................      10,039
  2,651   JDS Uniphase Corp.* .....................................       6,548
  2,153   Nextel Communications, Inc.* ............................      24,867
    364   PanAmSat Corp.* .........................................       5,329
  1,707   QUALCOMM, Inc.* .........................................      62,118
    347   RF Micro Devices, Inc.* .................................       2,544
    249   Telefonaktiebolaget LM Ericsson ADR* ....................       1,678
    423   Tellabs, Inc.* ..........................................       3,075
                                                                    -----------
                                                                        128,224
                                                                    ===========

       Transportation Services - 0.8%
    151   C.H. Robinson Worldwide, Inc. ...........................       4,711
    184   Expeditors International Of Washington, Inc. ............       6,008
                                                                    -----------
                                                                         10,719
                                                                    ===========

          TOTAL COMMON STOCKS AND INVESTMENTS - 101.2%
            (Cost $1,859,512) .....................................   1,413,375

          Liabilities in Excess of Other Assets - (1.2%) ..........     (16,132)
                                                                    -----------

          NET ASSETS - 100.0% ..................................... $ 1,397,243
                                                                    ===========

          Cost for Federal income tax purposes is $2,407,135
          and net unrealized depreciation consists of:
             Gross unrealized appreciation                          $    12,892
             Gross unrealized depreciation                           (1,006,652)
                                                                    -----------
               Net unrealized depreciation                          $  (993,760)
                                                                    ===========
          * Non-income producing security.

          ADR - American Depository Receipt

                        See Notes to Financial Statements

SAGE LIFE INVESTMENT TRUST
All-Cap Growth Fund
December 31, 2002
Schedule of Investments

                                                                      Market
 Shares                                                                Value
 ------                                                                -----
         COMMON STOCKS - 81.4%
         Aerospace - 3.9%

     200   General Dynamics Corp. ...............................  $   15,874
     300   Lockheed Martin Corp. ................................      17,325
   1,100   Raytheon Co. .........................................      33,825
                                                                   ----------
                                                                       67,024
                                                                   ----------
         Beverages - 2.4%
     850   Anheuser-Busch Companies, Inc. .......................      41,140
                                                                   ----------
         Broadcasting - 0.6%
     150   Gannett Co., Inc. ....................................      10,770
                                                                   ----------
         Business Services - 2.2%
     300   Concord EFS, Inc.* ...................................       4,722
     900   First Data Corp. .....................................      31,869
                                                                   ----------
                                                                       36,591
                                                                   ----------
         Computer Hardware - 2.6%
   1,650   Dell Computer Corp.* .................................      44,121
                                                                   ----------
         Computer Software and Services - 16.8%
     600   Activision, Inc.* ....................................       8,754
   2,050   Cadence Design System, Inc.* .........................      24,170
   3,750   Cisco Systems, Inc.* .................................      49,125
   3,100   Citrix Systems, Inc.* ................................      38,192
     850   Intuit, Inc.* ........................................      39,882
   2,200   Microsoft Corp.* .....................................     113,740
     500   Sungard Data Systems, Inc.* ..........................      11,780
                                                                   ----------
                                                                      285,643
                                                                   ----------
         Consumer Products - 2.9%
     700   Cintas Corp. .........................................      32,025
     600   Energizer Holdings, Inc.* ............................      16,740
                                                                   ----------
                                                                       48,765
                                                                   ----------
         Electronics - 1.8%
   3,650   Flextronics International Ltd.* ......................      29,893
                                                                   ----------
         Entertainment - 2.6%
     950   Carnival Corp. .......................................      23,703
   1,250   Royal Caribbean Cruises Ltd. .........................      20,875
                                                                   ----------
                                                                       44,578
                                                                   ----------
         Financial Services - 11.2%
     900   American Express Co. .................................      31,815
   1,450   Citigroup, Inc. ......................................      51,026
     700   Freddie Mac ..........................................      41,335
     500   Goldman Sachs Group, Inc. ............................      34,050
     600   Lehman Brothers Holdings, Inc. .......................      31,974
                                                                   ----------
                                                                      190,200
                                                                   ----------
         Health Care Services - 4.2%
     350   HCA, Inc. ............................................      14,525
     550   UnitedHealth Group, Inc.* ............................      45,925
     150   WellPoint Health Networks, Inc. ......................      10,674
                                                                   ----------
                                                                       71,124
                                                                   ----------
         Insurance - 1.7%
   2,012   Travelers Property Casualty Corp. - Class A* .........      29,476
                                                                   ----------
         Internet Software - 0.9%
  12,750   Vignette Corp.* ......................................      15,644
                                                                   ----------
         Medical Equipment and Supplies - 2.2%
     750   Genzyme Corp.* .......................................      22,178
     350   Medtronic, Inc. ......................................      15,960
                                                                   ----------
                                                                       38,138
                                                                   ----------

         Oil and Gas - 1.9%
     350   GlobalSantaFe Corp. ..................................       8,512
     700   Noble Corp.* .........................................      24,605
                                                                   ----------
                                                                       33,117
                                                                   ----------
         Pharmaceuticals - 9.7%
     400   Biogen, Inc.* ........................................      16,024
     450   Gilead Sciences, Inc.* ...............................      15,300
     800   ICOS Corp.* ..........................................      18,728
     800   Merck & Co., Inc. ....................................      45,288
   1,550   Pfizer, Inc. .........................................      47,383
     600   Wyeth ................................................      22,440
                                                                   ----------
                                                                      165,163
                                                                   ----------
         Restaurants - 1.5%
    1250   Starbucks Corp.* .....................................      25,475
                                                                   ----------
         Retail - 5.6%
   1,450   Home Depot, Inc. .....................................      34,742
   1,200   Wal-Mart Stores, Inc. ................................      60,612
                                                                   ----------
                                                                       95,354
                                                                   ----------
         Semiconductors - 5.2%
   2,600   Fairchild Semiconductor International, Inc. ..........      27,846
         Class A*
   4,140   Taiwan Semiconductor Manufacturing Co. Ltd. ADR* .....      29,187
   2,050   Texas Instruments, Inc. ..............................      30,770
                                                                   ----------
                                                                       87,803
                                                                   ----------
         Transportation - 1.5%
     750   CNF, Inc. ............................................      24,930
                                                                   ----------
                   TOTAL COMMON STOCKS AND INVESTMENTS - 81.4%
             (Cost $1,593,186) ..................................   1,384,949
                                                                   ----------
           Cash & Other Assets, Net of
            Liabilities - 18.6% .................................     315,749
                                                                   ----------
           NET ASSETS - 100.0% ..................................  $1,700,698
                                                                   ==========
           Cost for Federal income tax purposes is $1,598,834
           and net unrealized depreciation consists of:
             Gross unrealized appreciation                         $   56,704
             Gross unrealized depreciation                           (270,589)
                                                                   ----------
              Net unrealized depreciation                          $ (213,885)
                                                                   ==========

           * Non-income producing security.

           ADR - American Depository Receipt

                        See Notes to Financial Statements

SAGE LIFE INVESTMENT TRUST
Statements of Assets and Liabilities
December 31, 2002

                                                              S&P 500 Equity     Money Market    Nasdaq-100 Index   All-Cap Growth
                                                                Index Fund           Fund              Fund              Fund
                                                             ----------------  ----------------  ----------------  ----------------
Assets:
Investments (Note 1):
  At identified cost ......................................  $      8,023,173  $     17,993,689  $      1,859,512  $      1,593,186
                                                             ================  ================  ================  ================

  At value ................................................  $      6,678,880  $     17,993,689  $      1,413,375  $      1,384,949
Cash ......................................................            28,239             3,723             5,573           322,511
Receivables:
  Dividends and interest ..................................            10,424                 -               194               827
  Receivable for capital stock sold .......................                 -         1,103,973                 -                 -
Other assets ..............................................               418               474                89                80
                                                             ----------------  ----------------  ----------------  ----------------
    Total Assets ..........................................         6,717,961        19,101,859         1,419,231         1,708,367
                                                             ----------------  ----------------  ----------------  ----------------

Liabilities:
Payables:
  Payable for securities purchased ........................            21,072                 -                 -                 -
  Payable to Advisor ......................................             1,113             5,314               651             1,172
  Payable for capital stock redeemed ......................            93,397                 -            16,428             1,012
Other liabilities .........................................            20,496            38,722             4,909             5,485
                                                             ----------------  ----------------  ----------------  ----------------
    Total Liabilities .....................................           136,078            44,036            21,988             7,669
                                                             ----------------  ----------------  ----------------  ----------------

Net Assets ................................................  $      6,581,883  $     19,057,823  $      1,397,243  $      1,700,698
                                                             ================  ================  ================  ================


Net Assets consist of:
Paid-in capital ...........................................  $      8,909,457  $     19,058,167  $      2,841,221  $      2,582,990
Undistributed net investment income .......................                 2                 -                 -                 -
Accumulated net realized loss on investments ..............          (983,283)             (344)         (997,841)         (674,055)
Net unrealized depreciation on investments ................        (1,344,293)                -          (446,137)         (208,237)
                                                             ----------------  ----------------  ----------------  ----------------

Total Net Assets ..........................................  $      6,581,883  $     19,057,823  $      1,397,243  $      1,700,698
                                                             ================  ================  ================  ================

Shares of beneficial interest outstanding .................           972,097        19,058,167           511,348           350,071
                                                             ================  ================  ================  ================

Net Asset Value, offering price and redemption price
per share .................................................  $           6.77  $           1.00  $           2.73  $           4.86
                                                             ----------------  ----------------  ----------------  ----------------

                        See Notes to Financial Statements

SAGE LIFE INVESTMENT TRUST
Statements of Operations
  December 31, 2002

                                                              S&P 500 Equity     Money Market    Nasdaq-100 Index   All-Cap Growth
                                                                Index Fund           Fund              Fund              Fund
                                                             ----------------  ----------------  ----------------  ----------------
Investment Income:
  Dividends ...............................................  $        106,368  $              -  $          1,380  $          8,889
  Interest ................................................               763           231,646               220             3,420
  Foreign withholding tax .................................                 -                 -                (3)             (333)
                                                             ----------------  ----------------  ----------------  ----------------
   Total investment income ................................           107,131           231,646             1,597            11,976
                                                             ----------------  ----------------  ----------------  ----------------

Expenses:
  Investment advisory fees (Note 2) .......................            36,464            86,503            13,585            19,585
  Audit expense ...........................................            20,444            38,401             4,923             5,450
  Trustees' fees and expenses .............................             5,826             9,854             1,408             1,495
  Insurance expense .......................................             2,670             2,999               554               508
                                                             ----------------  ----------------  ----------------  ----------------
   Total expenses .........................................            65,404           137,757            20,470            27,038

  Waiver/reimbursement of investment advisory
   fees (Note 2) ..........................................           (28,940)          (51,254)           (6,886)           (7,453)
                                                             ----------------  ----------------  ----------------  ----------------
  Net expenses ............................................            36,464            86,503            13,584            19,585
                                                             ----------------  ----------------  ----------------  ----------------

  Net investment income / (loss) ..........................            70,667           145,143           (11,987)           (7,609)
                                                             ----------------  ----------------  ----------------  ----------------

Realized and Unrealized Loss on Investments
  Net realized loss on investments ........................          (948,761)             (194)         (800,697)         (422,375)
  Net change in unrealized depreciation of investments ....          (956,086)                -           (52,439)         (123,201)
                                                             ----------------  ----------------  ----------------  ----------------
  Net realized and unrealized loss on investments .........        (1,904,847)             (194)         (853,136)         (545,576)
                                                             ----------------  ----------------  ----------------  ----------------

Net Increase (Decrease) in Net Assets Resulting
  from Operations .........................................       ($1,834,180) $        144,949         ($865,123)        ($553,185)
                                                             ================  ================  ================  ================

                        See Notes to Financial Statements

                           SAGE LIFE INVESTMENT TRUST
                       Statements of Changes in Net Assets

                                                            S&P 500 Equity Index Fund                    Money Market Fund
                                                       ------------------------------------    ------------------------------------
                                                          Year Ended         Year Ended           Year Ended         Year Ended
                                                       December 31, 2002  December 31, 2002    December 31, 2002  December 31, 2002
                                                       =================  =================    =================  =================
Operations:
   Net investment income                               $          70,667  $          43,057    $         145,143  $         178,792
   Net realized gain (loss) on investments                      (948,761)             5,209                 (194)              (146)
   Net change in unrealized appreciation
    (depreciation) of investments                               (956,086)          (617,389)                   -                  -
                                                       -----------------  -----------------    -----------------  -----------------
   Net increase (decrease) in net assets resulting
    from operations                                           (1,834,180)          (569,123)             144,949            178,646
                                                       -----------------  -----------------    -----------------  -----------------

Distributions:
   From net investment income                                    (70,266)           (43,005)            (145,147)          (178,788)
   From net realized gain on investments                               -            (42,473)                   -                  -
                                                       -----------------  -----------------    -----------------  -----------------

   Total Distributions                                           (70,266)           (85,478)            (145,147)          (178,788)
                                                       -----------------  -----------------    -----------------  -----------------

Capital Share Transactions:
   Proceeds from sale of shares                                6,619,719          4,267,566           35,871,114         64,894,088
   Shares issued in reinvestment of dividends &
   distributions                                                  70,266             85,478              153,122            174,813
   Cost of shares repurchased                                 (6,237,189)          (366,803)         (24,581,109)       (60,348,299)
                                                       -----------------  -----------------    -----------------  -----------------
   Net increase in net assets resulting from capital
    share transactions                                           452,796          3,986,241           11,443,127          4,720,602
                                                       -----------------  -----------------    -----------------  -----------------

   Net increase (decrease) in net assets                      (1,451,650)         3,331,640           11,442,929          4,720,460

   Net assets at beginning of period                           8,033,533          4,701,893            7,614,894          2,894,434
                                                       -----------------  -----------------    -----------------  -----------------

   Net assets at end of period                         $       6,581,883  $       8,033,533    $      19,057,823  $       7,614,894
                                                       =================  =================    =================  =================

Capital Share Transactions:
   Shares sold                                                   824,078            472,589           35,871,114         64,894,088
   Shares issued in reinvestment of dividends and
    distributions                                                 10,425              9,456              153,122            174,813
   Shares repurchased                                           (761,461)           (40,044)         (24,581,109)       (60,348,299)
                                                       -----------------  -----------------    -----------------  -----------------
   Net increase in shares from capital share
    transactions                                                  73,042            442,001           11,443,127          4,720,602
                                                       =================  =================    =================  =================

                        See Notes to Financial Statements

                           SAGE LIFE INVESTMENT TRUST
                       Statements of Changes in Net Assets


                                                          Nasdaq-100 Index Fund                     All-Cap Growth Fund
                                                 ----------------------------------------   --------------------------------------
                                                     Year Ended            Year Ended           Year Ended           Year Ended
                                                 December 31, 2002     December 31,  2001   December 31,  2002   December 31, 2001
                                                 =================     ==================   ==================   =================
Operations:
   Net investment loss                                 ($   11,987)         ($      5,843)       ($      7,609)     ($       3,680)
   Net realized loss on investments                       (800,697)              (175,072)            (422,375)           (141,946)
   Net change in unrealized appreciation
   (depreciation) of investments                           (52,439)               (60,304)            (123,201)             20,482
                                                 -----------------     ------------------   ------------------   -----------------

   Net decrease in net assets resulting from
   operations                                             (865,123)              (241,219)            (553,185)           (125,144)
                                                 -----------------     ------------------   ------------------   -----------------
Distributions:
   From net investment income                                    -                      -                    -                   -
   From net realized gain on investments                         -                      -                    -                   -
                                                 -----------------     ------------------   ------------------   -----------------
   Total Distributions                                           -                      -                    -                   -
                                                 -----------------     ------------------   ------------------   -----------------

Capital Share Transactions:
   Proceeds from sale of shares                          1,650,291              1,092,410            1,204,580             714,679
   Shares issued in reinvestment of dividends &
   distributions                                                 -                      -                    -                   -
   Cost of shares repurchased                             (773,600)              (161,876)            (169,422)           (181,633)
                                                 -----------------     ------------------   ------------------   -----------------
   Net increase in net assets resulting from
   capital share transactions                              876,691                930,534            1,035,158             533,046
                                                 -----------------     ------------------   ------------------   -----------------

   Net increase in net assets                               11,568                689,315              481,973             407,902

   Net assets at beginning of period                     1,385,675                696,360            1,218,725             810,823
                                                 -----------------     ------------------   ------------------   -----------------
   Net assets at end of period                          $1,397,243           $  1,385,675         $  1,700,698       $   1,218,725
                                                 -----------------     ------------------   ------------------   -----------------
Capital Share Transactions:
   Shares sold                                             432,932                244,028              197,730             109,102
   Shares issued in reinvestment of dividends &
   distributions                                                 -                      -                    -                   -
   Shares repurchased                                     (237,375)               (34,790)             (32,917)            (27,029)
                                                 -----------------     ------------------   ------------------   -----------------
   Net increase in shares from capital share
   transactions                                            195,557                209,238              164,813              82,073
                                                 -----------------      -----------------    -----------------    ----------------


                        See Notes to Financial Statements

                           SAGE LIFE INVESTMENT TRUST
                              Financial Highlights

The table below sets forth financial data for one share of capital stock outstanding throughout the periods presented.

                                                                        S&P 500 Equity Index Fund
                                          ----------------------------------------------------------------------------------------

                                               Year Ended            Year Ended            Year Ended            Period Ended
                                           December 31, 2002     December 31, 2001     December 31, 2000     December 31, 1999(1)
                                          ===================   ===================   ===================   ======================
Net Asset Value, Beginning of Period      $              8.94   $             10.29   $             11.76   $                10.00
                                          -------------------   -------------------   -------------------   ----------------------
Operations:
  Net investment income                                  0.07                  0.05                  0.07                     0.08
  Net realized and unrealized gain
   (loss) on investments                                (2.17)                (1.30)                (1.10)                    1.79
                                          -------------------   -------------------   -------------------   ----------------------
  Total from Investment Operations                      (2.10)                (1.25)                (1.03)                    1.87
                                          -------------------   -------------------   -------------------   ----------------------

Distributions to Shareholders:
  Dividends from net investment income                  (0.07)                (0.05)                (0.07)                   (0.08)
  Distributions from net realized gain
   on investments                                        0.00                 (0.05)                (0.37)                   (0.03)
                                          -------------------   -------------------   -------------------   ----------------------
  Total Distributions                                   (0.07)                (0.10)                (0.44)                   (0.11)
                                          -------------------   -------------------   -------------------   ----------------------

Net Asset Value, End of Period            $              6.77   $              8.94   $             10.29   $                11.76
                                          ===================   ===================   ===================   ======================

Total Return**                                         (23.46%)              (12.22%)               (8.81%)                  18.72%

Ratios/Supplemental Data:
  Net Assets, end of period
  (in thousands)                          $             6,582   $             8,034   $             4,702   $                5,967
  Ratio of Net Investment Income to
     Average Net Assets
     Before waiver/reimbursement of
      investment advisory fees                           0.63%                 0.10%                 0.27%                    0.66%*
     After waiver/reimbursement of
      investment advisory fees                           1.06%                 0.81%                 0.62%                    0.83%*
   Ratio of Expenses to Average Net
     Assets
     Before waiver/reimbursement of
      investment advisory fees                           0.98%                 1.26%                 0.90%                    0.72%*
     After waiver/reimbursement of
      investment advisory fees                           0.55%                 0.55%                 0.55%                    0.55%*
   Portfolio Turnover                                      79%                    8%                    5%                       3%

----------------------------------------------------------------------------------------------------------------------------------
                                                                            Money Market Fund
                                          ----------------------------------------------------------------------------------------

                                               Year Ended            Year Ended            Year Ended            Period Ended
                                           December 31, 2002     December 31, 2001     December 31, 2000     December 31, 1999(1)
                                          ===================   ===================   ===================   ======================
Net Asset Value, Beginning of Period      $              1.00   $              1.00   $              1.00   $                 1.00
                                          -------------------   -------------------   -------------------   ----------------------
Operations:
  Net investment income                                  0.01                  0.03                  0.06                     0.04
  Net realized and unrealized gain
   (loss) on investments                                    -                     -                     -                        -
                                          -------------------   -------------------   -------------------   ----------------------
  Total from Investment Operations                       0.01                  0.03                  0.06                     0.04
                                          -------------------   -------------------   -------------------   ----------------------

Distributions to Shareholders:
  Dividends from net investment income                  (0.01)                (0.03)                (0.06)                   (0.04)
  Distributions from net realized gain
   on investments                                           -                     -                     -                        -
                                          -------------------   -------------------   -------------------   ----------------------
  Total Distributions                                   (0.01)                (0.03)                (0.06)                   (0.04)
                                          -------------------   -------------------   -------------------   ----------------------

Net Asset Value, End of Period            $              1.00   $              1.00   $              1.00   $                 1.00
                                          ===================   ===================   ===================   ======================

Total Return**                                           1.12%                 3.42%                 5.94%                    4.03%

Ratios/Supplemental Data:
  Net Assets, end of period
   (in thousands)                         $            19,058   $             7,615   $             2,894   $                2,086
  Ratio of Net Investment Income to
     Average Net Assets
     Before waiver/reimbursement of
      investment advisory fees                           0.71%                 2.48%                 5.45%                    4.43%*
     After waiver/reimbursement of
      investment advisory fees                           1.09%                 3.13%                 5.80%                    4.60%*
   Ratio of Expenses to Average Net
     Assets
     Before waiver/reimbursement of
      investment advisory fees                           1.03%                 1.30%                 1.00%                    0.82%*
     After waiver/reimbursement of
      investment advisory fees                           0.65%                 0.65%                 0.65%                    0.65%*
   Portfolio Turnover                                     N/A                   N/A                   N/A                      N/A

(1) Commenced operations on February 19, 1999.
*   Ratios have been annualized.
** Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period and redemption on the last day of the period. Total investment return is not annualized.

                        See Notes to Financial Statements

                           SAGE LIFE INVESTMENT TRUST
                              Financial Highlights

The table below sets forth financial data for one share of capital stock outstanding throughout the periods presented.

                                                                         Nasdaq-100 Index Fund
                                                    ----------------------------------------------------------------
                                                       Year Ended           Year Ended            Period Ended
                                                    December 31, 2002    December 31, 2001    December 31, 2000 (2)
                                                    -----------------    -----------------    ----------------------
Net Asset Value, Beginning of Period                          $  4.39              $  6.54                  $  10.00
                                                              -------              -------                  --------

Operations:
    Net investment loss                                         (0.02)               (0.01)                    (0.02)
    Net realized and unrealized loss on investments             (1.64)               (2.14)                    (3.44)
                                                              -------              -------                  --------
    Total from Investment Operations                            (1.66)               (2.15)                    (3.46)
                                                              -------              -------                  --------

Distributions to Shareholders:
    Dividends from net investment income                            -                    -                         -
    Distributions from net realized gain on
      investments                                                   -                    -                         -
                                                              -------              -------                  --------
    Total Distributions                                             -                    -                         -
                                                              -------              -------                  --------

Net Asset Value, End of Period                                $  2.73              $  4.39                  $   6.54
                                                              =======              =======                  ========

Total Return**                                                 (37.81%)             (32.87%)                  (34.60%)

Ratios/Supplemental Data:
    Net Assets, end of period (in thousands)                  $ 1,397              $ 1,386                  $    696
    Ratio of Net Investment Loss to Average Net
      Assets
      Before waiver/reimbursement of investment
         advisory fees                                          (1.18%)              (1.31%)                   (0.82%)*
      After waiver/reimbursement of investment
         advisory fees                                          (0.75%)              (0.75%)                   (0.72%)*
    Ratio of Expenses to Average Net Assets
      Before waiver/reimbursement of investment
         advisory fees                                           1.28%                1.41%                     0.95% *
      After waiver/reimbursement of investment
         advisory fees                                           0.85%                0.85%                     0.85% *
    Portfolio Turnover                                             63%                  30%                       12%


--------------------------------------------------------------------------------------------------------------------
                                                                          All-Cap Growth Fund
                                                    ----------------------------------------------------------------
                                                       Year Ended           Year Ended            Period Ended
                                                    December 31, 2002    December 31, 2002    December 31, 2000 (2)
                                                    =================    =================    ======================
Net Asset Value, Beginning of Period                          $  6.58              $  7.86                  $  10.00
                                                              -------              -------                  --------
Operations:
    Net investment loss                                         (0.02)               (0.02)                    (0.01)
    Net realized and unrealized loss on
      investments                                               (1.70)               (1.26)                    (2.13)
                                                              -------              -------                  --------
    Total from Investment Operations                            (1.72)               (1.28)                    (2.14)
                                                              -------              -------                  --------

Distributions to Shareholders:
    Dividends from net investment income                            -                    -                         -
    Distributions from net realized gain on
      investments                                                   -                    -                         -
                                                              -------              -------                  --------
    Total Distributions                                             -                    -                         -
                                                              -------              -------                  --------

Net Asset Value, End of Period                                $  4.86              $  6.58                  $   7.86
                                                              =======              =======                  ========

Total Return**                                                 (26.14%)             (16.30%)                  (21.40%)

Ratios/Supplemental Data:
    Net Assets, end of period (in thousands)                  $ 1,701              $ 1,219                  $    811
    Ratio of Net Investment Loss to Average
      Net Assets
      Before waiver/reimbursement of
         investment advisory fees                               (0.85%)              (1.09%)                   (0.51%)*
      After waiver/reimbursement of
         investment advisory fees                               (0.43%)              (0.41%)                   (0.28%)*
    Ratio of Expenses to Average Net Assets
      Before waiver/reimbursement of
         investment advisory fees                                1.52%                1.78%                     1.33% *
      After waiver/reimbursement of
         investment advisory fees                                1.10%                1.10%                     1.10% *
    Portfolio Turnover                                             66%                  64%                       90%

(2)  Commenced operations on September 18, 2000.
     *    Ratios have been annualized.
     ** Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period and redemption on the last day of the period. Total investment return is not annualized.

                        See Notes to Financial Statements

SAGE LIFE INVESTMENT TRUST
Notes to Financial Statements
December 31, 2002


1. Summary of Significant Accounting Policies


The Sage Life Investment Trust (the "Trust") was organized as a Delaware business trust on January 9, 1998 and is registered under the Investment Company Act of 1940, as amended, as a diversified, no-load, open-end management investment company.

The Trust is a "series type" which issues separate series of shares, each of which represents a separate diversified portfolio of investments. The Trust is currently composed of four series: S&P 500 Equity Index Fund ("S&P 500 Fund"), Nasdaq-100 Index Fund ("Nasdaq-100 Fund" and together with the S&P 500 Fund, the "Index Funds"), All-Cap Growth Fund ("All-Cap Fund" and together with the Index Funds, the "Equity Funds"), and the Money Market Fund (together with the Equity Funds, the "Funds" and each individually, a "Fund"). The S&P 500 Fund and the Money Market Fund commenced investment operations on February 19, 1999. The Nasdaq-100 Fund and All-Cap Fund commenced investment operations on September 18, 2000. Shares of the Funds are available to separate accounts funding certain variable annuity and variable life insurance contracts issued by various insurance companies and to various pension and profit-sharing plans.

The S&P 500 Fund seeks to replicate as closely as possible the performance of the Standard & Poor's 500(R) Composite Stock Price Index ("the Index") before the deduction of Fund expenses. The Fund invests at least 80% of its assets in the stocks of companies included in the Index, selected on the basis of computer generated statistical data. The Fund generally intends to allocate its investments among common stock in approximately the same proportions as they are represented in the Index. To the extent that all 500 stocks cannot be purchased, the Fund will purchase a representative sample of the stocks listed in the Index.

The Nasdaq-100 Fund seeks to provide investment returns that correspond to the performance of the Nasdaq-100(R) Index (the "Index") before deduction of Fund expenses. The Fund invests at least 80% of its assets in the stocks of companies included in the Index selected on the basis of computer generated statistical data.

The Index Funds are not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, market analysis and investment judgment. Instead, the Index Funds utilize a "passive" or "indexing" investment approach and attempt to replicate the investment performance of their respective indexes through statistical procedures.

The All-Cap Fund seeks to provide long-term capital appreciation by investing, under normal conditions, at least 80% of its assets in a diversified portfolio of common stocks of companies which have one or more of the following characteristics: projected earnings growth and return on equity greater than those of the S&P 500 average; dominance in their industries or market niches; the ability to create and sustain a competitive advantage; superior management teams and high profit margins.

The Money Market Fund seeks to provide high current income consistent with the preservation of capital and liquidity. The Fund also intends to maintain a share price of $1.00. The Fund seeks to achieve its objective by investing in high-quality short-term money market instruments, such as U.S. Government obligations, certificates of deposit, bankers' acceptances and commercial paper. The Fund limits its investments to those short-term securities that it determines present minimal credit risk and meet certain rating requirements. The Fund maintains an average dollar-weighted portfolio maturity of 90 days or less.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States.

Valuation: The Equity Funds' investments, which are traded on recognized domestic or foreign exchanges or for which price quotations are available, are valued each business day on the basis of market valuations furnished by an independent pricing service approved by the Board of Trustees. Securities are valued based on the closing price of the security traded on that exchange. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

The Money Market Fund's investments are valued on the basis of amortized cost under the guidance of the Board of Trustees, based on their determination that this approximates fair value. Amortized cost involves valuing a portfolio instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. However, if there is a significant deviation between amortized cost and market value, the latter would be used to detemine security value.

Foreign currency: Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of the close of business immediately preceding the time of valuation. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at the rate of exchange prevailing at the date these items are booked.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/(loss) on investments.

Reported net realized gains or losses on foreign currency transactions arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation/(depreciation) on other assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.

Futures Contracts: The Equity Funds may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. The Funds are required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Index Funds' investments in financial futures contracts are designed to closely replicate the benchmark index used by the Funds. Risks arise from possible illiquidity of the futures market and from movements in security values. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options: The Equity Funds may also purchase and write call and put options on financial index futures contracts. When a Fund writes a call or put option, an amount equal to the premium received is reflected as a liability. The liability is subsequently "marked-to-market" to reflect the current market value of the option written. The premium paid by a Fund for the purchase of a call or put option is recorded as an investment and subsequently "marked-to-market" to reflect the current market value of the option purchased. The Funds are subject to the risk of an imperfect correlation between movement in the price of the instrument and the price of the underlying security or transaction. Risks may also arise due to illiquid secondary markets for the instruments.

With regard to foreign currency, futures contracts and options, there were no transactions in the Funds during fiscal year 2002 and no positions of this nature held at December 31, 2002.

Federal Income Taxes: Each Fund is a separate entity for federal income tax purposes. No provisions for federal income taxes have been made since each Fund has complied and intends to continue to comply with provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute its taxable income to shareholders sufficient to relieve it from all, or substantially all, federal income taxes.

The tax character of distributions paid during the fiscal years ended December 31, 2001 and December 31, 2002 were as follows:

Distributions Paid from       Ordinary Income        Net Long Term Capital Gains
-----------------------       ---------------        ---------------------------
Fund:                       2001           2002           2001         2002
-----                       ----           ----           ----         ----

S&P 500 Equity Index      $ 42,996      $ 70,240         $42,982        $26
Money Market               178,788       145,147               -          -

At December 31, 2002, capital contributions, accumulated undistributed net investment income, and accumulated net realized gain (loss) from investments have been adjusted for current period permanent book/tax differences which arose principally from wash sales, reclassification of net operating losses, and REIT dividends and REIT return of capital adjustments. These reclassifications resulted in the following increases/decreases in the components of net assets:

                               Undistributed Net         Undistributed Net        Paid In
                               -----------------         -----------------        -------
Fund:                      Investment Income/(Loss)    Realized Gain/(Loss)       Capital
-----                      ------------------------    --------------------       -------
S&P 500 Equity Index              $  (399)                   $  398              $      1
Money Market                            -                         -                     -
Nasdaq-100 Index                   11,987                         -               (11,987)
All-Cap Growth                      7,609                         -                (7,609)

At December 31, 2002, the components of accumulated earnings on a tax basis were as follows:

                               Undistributed           Accumulated Capital       Unrealized
                               -------------           -------------------       ----------
Fund:                         Ordinary Income            and Other Losses      (Depreciation)
-----                         ---------------            ----------------      --------------
S&P 500 Equity Index              $    2                    $(318,003)          $(2,009,573)
Money Market                           -                         (344)                    -
Nasdaq-100 Index                       -                     (450,218)             (993,760)
All-Cap Growth                         -                     (668,407)             (213,885)

Capital Loss Carryforwards: At December 31, 2002, the following Funds had, for federal income tax purposes, capital loss carryforwards to offset future net realized capital gains:

                            Losses          Losses          Losses
                            ------          ------          ------
                           Deferred        Deferred        Deferred
                           --------        --------        --------
                          Expiring in     Expiring in     Expiring in
                          -----------     -----------     -----------
Fund:                        2008            2009            2010
-----                        ----            ----            ----

S&P 500 Equity Index        $     -         $      -        $312,455
Money Market                      4              146              87
Nasdaq-100 Index              3,348           20,657         234,741
All-Cap Growth               43,022          203,247         410,900

Post-October Losses: Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2002, the Funds elected to defer to January 1, 2003 post-October capital losses as follows:

Fund:                            Post-October Loss
-----                            -----------------

S&P 500 Equity Index                  $  5,548
Money Market                               107
Nasdaq-100 Index                       191,472
All-Cap Growth                          11,238


Securities Transactions and Investment Income: Investment transactions are recorded on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are reported as income when the Fund identifies the dividend. Interest income (including amortization of premium and discount on securities) and expenses are accrued daily. Realized gains and losses from investment transactions are recorded on an identified cost basis. Purchases of securities under agreements to resell are carried at cost, and the related accrued interest is included in interest receivable. In the event cost does not approximate market value, the latter would be used to value the securities.

Repurchase Agreements: The Funds may enter into repurchase agreements with a bank, broker-dealer, or other financial institution, which are secured by obligations of the U.S. government. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of collateral may be subject to certain costs, losses, or delays.

Dividends and Distributions to Shareholders: Each Fund distributes substantially all of its net investment income and capital gains to shareholders each year. The Equity Funds distribute capital gains and income dividends at least annually and the Money Market Fund declares income dividends daily and pays them monthly. All dividends and capital gains distributions paid by a Fund will be automatically reinvested, at net asset value, in that respective Fund.

Income dividends and capital gain distributions of the Funds are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. This may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. Permanent differences in recognition of earnings are reclassified to additional paid-in capital. Distributions in excess of tax-basis earnings are recorded as a return of capital.

Risks Associated with Foreign Securities: The risks of investing in foreign securities include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in these countries.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Non-U.S. securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing in non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the U.S. The Funds might have greater difficulty taking appropriate legal action in non-U.S. courts. Non-U.S. markets also have different clearance and settlement procedures which in some markets have at times failed to keep pace with the volume of transactions. This may create substantial delays and settlement failures that could adversely affect a Fund's performance.
                                                                         Page 29

Adverse political, economic, or social developments in the countries in which the Fund has invested could undermine the value of the Fund's investments or prevent the Fund from realizing their full value.

The currency of a country in which the Fund invests may fluctuate in value relative to the U.S. dollar, which could affect the value of the investment itself to U.S. investors.

Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing, and recordkeeping requirements.

None of the Funds had directly invested in foreign securities for the fiscal year ended December 31, 2002.

2. Investment Advisory Fees and Other Transactions With Affiliates


Sage Advisors, Inc. ("Sage"), a wholly-owned subsidiary of Sage Insurance Group, Inc., is the investment manager of the Funds. In connection with its role as investment manager of the Funds, Sage pays all the Funds' expenses, except brokerage fees, expenses of the non-interested Trustees (including Fund counsel fees), audit fees, and extraordinary expenses. As compensation for services rendered, the Funds pay Sage a monthly fee based on a percentage of the average daily net assets of each Fund at the following annual rates: S&P 500 Fund - 0.55%; Money Market Fund - 0.65%; Nasdaq-100 Fund - 0.85%; All-Cap Fund - 1.10%.

Sage has contractually agreed to limit the expenses of the Funds until May 01, 2003. With this limitation the Funds' total expenses are limited to: S&P 500 Fund - 0.55%; Money Market Fund - 0.65%; Nasdaq-100 Fund - 0.85%; All-Cap Fund - 1.10%. During the year ended December 31, 2002, Sage reimbursed the Funds by the following amounts: S&P 500 Fund - $28,940; Money Market Fund - $51,254; Nasdaq-100 Fund - $6,886; All-Cap Fund - $7,453.

Sage has retained the services of SSgA Funds Management, Inc. to serve as the investment adviser to the Index Funds, Eagle Asset Management, Inc. to serve as adviser to the All-Cap Fund, and Conning Asset Management Company to serve as the investment adviser to the Money Market Fund. These three entities together are the "Sub-Advisers." As compensation for the Sub-Advisers' services and the related expenses they incur with respect to each Fund, Sage pays the applicable Sub-Adviser a monthly fee (quarterly with respect to the Money Market Fund) based on a percentage of the average daily net assets of the Funds as follows:

S&P 500 Fund: 0.05% of the first $50 million of assets under management, 0.04% of the next $50 million of assets under management, and 0.02% on amounts in excess of $100 million of assets under management with a minimum annual fee of $50,000.

Nasdaq-100 Fund: 0.10% of all assets under management.

All-Cap Fund: 0.45% of the first $50 million of assets under management, 0.40% of the next $250 million of assets under management, and 0.30% on amounts in excess of $300 million of assets under management.

Money Market Fund: 0.15% of the first $100 million of assets under management, 0.10% of the next $200 million of assets under management, and 0.075% on amounts in excess of $300 million of assets under management.

3. Purchases and Sales of Securities


The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the year ended December 31, 2002 were as follows:

                                     Purchases        Sales
                                     ---------        -----
S&P 500 Fund ....................   $ 5,728,778    $ 5,152,707
Nasdaq-100 Fund .................     1,859,361        989,985
All-Cap Fund ....................     1,724,439        912,155

4. Subsequent Event


At the December 26, 2002, Sage Life Assurance of America, Inc. and its separate accounts filed an application with the United States Securities and Exchange Commission seeking approval of the SEC of the substitution of all of Sage Life Investment Trust's funds in Sage Life's variable insurance products with funds of other investment companies. Upon issuance of the SEC's order allowing the substitution of other funds for the Trust's funds, Sage Life will effect the substitution thereby leaving no assets in the Trust's funds. It is anticipated that the board of directors of the Trust will then approve resolutions directing the management of the Trust to wind up its affairs and dissolve its corporate existence.

                         Report of Independent Auditors



To the Shareholders and Board of Trustees
Sage Life Investment Trust


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Sage Life Investment Trust (comprising, respectively, the S&P 500 Equity Index Fund, Money Market Fund, NASDAQ-100 Index Fund, and All-Cap Growth Fund,) (the "Funds") as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed Funds constituting Sage Life Investment Trust at December 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


Ernst & Young LLP


Philadelphia, Pennsylvania
February 13, 2003

SAGE LIFE INVESTMENT TRUST
Additional Information - (Unaudited)
December 31, 2002

FUND MANAGEMENT
Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling 1-877-835-7243.

                                 Term of Office                                       Number of Portfolios   Other Trusteeships/
Name, (DOB), Address and         and Length of   Principal Occupation(s)              in Fund Complex        Directorships Held
Position(s) with Trust/1/        Time Served/2/  During Past 5 Years                  Overseen by Trustee    by Trustee
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES

Rosemary L. Hendrickson          Since 1998      Retired; Formerly Executive          Four                   None
DOB - 12/38                                      Vice President, Independent
Trustee                                          Financial Marketing Group
                                                 Inc., financial services
                                                 company (1989 -1998).

------------------------------------------------------------------------------------------------------------------------------------

Geoffrey A. Thompson             Since 1998      Independent busines consultant;      Four                   Director, Guardian
DOB - 10/40                                      Palisades Advisors, LLC (2001 -                             Trust Company;
Trustee                                          present), financial company;                                Director/Vice Chairman,
                                                 Retired CEO of HSBC Bank                                    American Federation for
                                                 USA/Marine Midland; Formerly                                Aging Research;
                                                 Principal, Kohlberg & Co.,                                  Director/Chairman, The
                                                 investment management company                               Near East Foundation;
                                                 (1996 - 1999).                                              Trustee, Madison Avenue
                                                                                                             Presbyterian Church.

------------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE

Robin I. Marsden/3/              Since 1998      Director (since 1997),               Four                   None
DOB - 10/65                                      President and CEO (since
Trustee/President                                1998), Sage Insurance Group,
                                                 Inc., financial services
                                                 holding company; Director
                                                 (since 1997), President and
                                                 CEO (since 1998), Sage Life
                                                 Assurance of America, Inc.,
                                                 insurance company; Director,
                                                 President and CEO, Sage
                                                 Advisors, Inc., investment
                                                 adviser (1998 - present);
                                                 Director (1998 - 2001, 2002 -
                                                 present) and President and CEO,
                                                 (2002 - present), Sage
                                                 Distributors, Inc. broker -
                                                 dealer; Director  and CEO
                                                 (since 2000), Sage Life
                                                 (Bermuda) Ltd., offshore
                                                 insurance company; Director
                                                 (since 1996), Chief Financial
                                                 Officer and Chief Investment
                                                 Officer, Sage Life Holdings
                                                 Limited, financial services
                                                 holding company (1994 - 1998).

------------------------------------------------------------------------------------------------------------------------------------

OFFICERS WHO ARE NOT TRUSTEES

Mitchell R. Katcher              Since 1998      Director and Senior Executive        N/A                    N/A
DOB - 08/53                                      Vice President, Sage Investment
300 Atlantic Street, Suite                       Group, Inc., financial services
302 Stamford, CT 06901                           holding company (1998 - present);
Vice President                                   Senior Executive Vice President
                                                 and Chief Actuary (since 1997),
                                                 Director (since 1998), Chief
                                                 Operating Officer (since 2003),
                                                 Sage Life Assurance of America,
                                                 Inc., insurance company; Director
                                                 since 1998, Treasurer and CFO
                                                 (1998-2002), Sage Advisors, Inc.;
                                                 Director, Sage Distributors, Inc.
                                                 (1998 - 2001); Director, Executive
                                                 Vice President and Chief Actuary,
                                                 Sage Life (Bermuda), Ltd. (2000
                                                 -present).

------------------------------------------------------------------------------------------------------------------------------------

Gregory S. Gannon                Since 2002      Vice President and Controller,       N/A                    N/A
DOB - 07/65                                      Sage Life Assurance of America,
300 Atlantic Street, Suite                       (2002 - present); Financial
302 Stamford, CT 06901                           Reporting Manager, American
Treasurer                                        Skandia, investment services
                                                 company, (1998 - 2001); Assistant
                                                 Vice President, Financial
                                                 Reporting, Chubb Life Insurance
                                                 Company, insurance provider,
                                                 (1988 - 1998).

------------------------------------------------------------------------------------------------------------------------------------

Lisa King                        Since 2002      Vice President and Counsel,          N/A                    N/A
DOB - 01/68                                      PFPC Inc., financial services
400 Bellevue Parkway, 3rd Floor                  company (2000 - present);
Wilmington, DE 19809                             Associate, Stradley, Ronon,
Secretary                                        Stevens & Young, LLC,
                                                 (1996-2000).


/1/ If necessary, each Trustee may be contacted by writing to the Trust, c/o Sage Life Assurance of America, Inc. 300 Atlantic Street, Suite 300, Stamford, CT 06901.

/2/ Each Trustee shall serve until the next meeting of shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until his or her successor is elected and qualified. The Chairman of the Board, the President, the Treasurer, and the Secretary shall hold office until their respective successors are chosen and qualified, or in each case he or she sooner dies, resigns, is removed, or becomes disqualified.

/3/ Mr. Marsden is an "interested person" of the Trust by reason of his positions with the Advisor.

SAGE LIFE INVESTMENT TRUST
Tax Information - (Unaudited)
December 31, 2002

Dividends Received Deduction: Of the ordinary income (including short-term capital gain) distributions made by the S&P 500 Equity Index Fund during the fiscal year ended December 31, 2002, 100% qualify for the dividend received deduction available to corporate shareholders.

[LOGO OF SAGE APPEARS HERE]

SAGE LIFE INVESTMENT TRUST

Customer Service Center
P.O. Box 290680
Wethersfield, CT 06129-0680

PHONE: 877-TEL-SAGE (877-835-7243)

FAX: 877-FAX-SAGE (877-329-7243)

E-MAIL: sevice@sageusa.com

Visit us at [GRAPHIC APPEARS HERE]www.sageusa.com

Executive Office
300 Atlantic Street, Stamford, CT 06901